Z-SEVEN'S
STATEMENT OF PURPOSE

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, and countless predictable factors because it is based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication not to repeat these errors . . . not just for one year, three years, or five years . . . but by the founder of Z-Seven, Barry Ziskin, throughout the twelve year history of Z-Seven. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of his beginning a closed-end fund. His criteria for selecting high quality, undervalued growth stocks have stood the test of time many times over a span of more than 20 years.

     As you read further into the Annual Report, it will become quickly obvious, for those who do not already know to expect it, that "Mistakes and Disappointments" is a regular feature of our Letter To Our Shareholders, for it is through the lessons learned by these mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" and, just as importantly, "Selling Discipline" sections once again promise to bring the theoretical to life through real and meaningful examples in our portfolio of investments.

     The application of discipline, which greatly reduces risk, while searching for rare and profitable investment opportunities, is our stated purpose. "How" we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.



TABLE OF CONTENTS
LETTER TO OUR SHAREHOLDERS............................................................    3
1995 Investment Results...............................................................    3
1995 Net Asset Value After Expenses...................................................    4
Fourth Quarter N.A.V..................................................................    4
1995 Capital Gains Distribution and Dividend..........................................    4
1995 Share Price......................................................................    5
Share Repurchases and Private Placements..............................................    5
Comparison Charts.....................................................................    7
Questions from  Our Investors.........................................................   11
Good News in 1995.....................................................................   20
Mistakes and Disappointments in 1995..................................................   26
1996 Outlook..........................................................................   28

STOCK PURCHASE CRITERIA/SELL DISCIPLINE...............................................   30
Accounting Procedures: Reliability and Conservatism...................................   30
Consistency of Operating Earnings Growth..............................................   33
Strength of Internal Earnings Growth..................................................   36
Balance Sheet:  Working Capital.......................................................   40
Balance Sheet:  Corporate Liquidity...................................................   41
Price/Earnings Multiple/Owner Diversification.........................................   42
Sell Discipline: Based Upon the Same Common Sense Criteria as for Stock Selection.....   48

HOW HAS OUR PORTFOLIO PERFORMED?......................................................   60
Performance in 1995...................................................................   60
Our Largest Investment................................................................   61
And...For the Rest of Our "Golden Dozen" (Twelve Largest Investments).................   62
Performance and Financial Information   (Twelve Largest Investments)..................   73
Performance of Our Investments: The Previous Decade (1985 Through 1994)...............   74
Special Bonus/Penalty Advisor Incentive...............................................   79

Z-SEVEN TAX INFORMATION STATUS........................................................   80

INVESTMENT POLICIES AND OBJECTIVES....................................................   81
FINANCIAL REVIEW......................................................................   83

LETTER TO OUR SHAREHOLDERS

     The further into our reports you choose to read, the more in-depth you will find them. Information is the alternative we choose to focus on in our communication with shareholders. We think that our shareholders deserve more than the typical photos, gloss, and multi-color graphs we all too often see in other annual reports.

     In this year's annual report, we will present many of the features you have come to expect from us plus, as always, more.

     After a review of the year's figures, we answer some of your most frequently asked questions right up front in this letter.

     We not only applaud our "Good News," we also talk about our "Mistakes and Disappointments."

     In each year's annual report, we take an in-depth look at our criteria for stock selection, analyzing our largest investments in the process. Sometimes we sell stocks: the why, when, which, etc. are described in explaining our selling discipline.

    We are fortunate to have excellent value in Z-Seven's current portfolio and to be invested in companies whose managements have risen to the challenges of continuous earnings growth through the good and bad years alike and it is these very companies who are the most likely to meet the challenges that lie ahead during the next recession.

     Most of all, we are grateful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

     Thank You!


1995 INVESTMENT RESULTS

     This is the second time in the last three years that our investment portfolio and our per share net asset value grew, each and every quarter, in this year, our twelfth as a public company.

     All in all, Z-Seven's twelfth year closed with better than 32% growth in our investment portfolio for the year of 1995. This increase amounts to $4.24 per share.

     During the last five years through 1995, Z-Seven's portfolio has advanced 112% cumulatively.

     Most important is long-term performance, and in our latest ten years, Z-Seven's investments have more than tripled, a 212% gain for the decade.

     For our entire twelve year history, our investments have generated a 336% advance!

1995 NET ASSET VALUE AFTER EXPENSES

     During the year, expenses amounted to 37 cents per average share outstanding. Deducting this 37 cents per share from the $4.24 per share growth from our investments, left our net asset value ("N.A.V.") up more than 23% from $16.65 a year earlier to $20.52 before our $2.17 distribution to shareholders of realized capital gains and 87 cents per share dividend, for a total of $3.04 in year-end distributions.

     In the latest three years, N.A.V. after expenses has advanced 40%. As a result, our net asset value closed at an adjusted new high of $17.48 in 1995.

     For the five years through 1995, after expenses have been paid, our per share N.A.V. has grown 74% cumulatively.

     Over Z-Seven's latest ten years, even after expenses, our N.A.V. (adjusted for the stock split in 1986) more than doubled (+118%).

     In fact, over our entire twelve year history, we have enjoyed 182% growth in our net asset value.

FOURTH QUARTER N.A.V.

     Our year ended on an up note. In fact, dating back to the final quarter of 1992, our fourth quarter this year is the eleventh quarter rising out of the last thirteen quarters, including two of the latest three years when our N.A.V. rose in all quarters.

     Our N.A.V. rose during the fourth quarter of 1995, gaining $1.31 per share from $19.21 to $20.52 before our dividend and capital gains distributions to shareholders of $3.04 per share.


1995 CAPITAL GAINS DISTRIBUTION AND DIVIDEND

     Going into 1995, more than 60% of our portfolio was invested in the United Kingdom, mostly in holdings that had been reduced because they no longer met the purchase criteria. Early in the year, a combination of higher interest rates and poor broad stock market behavior caused our Stage III Selling Discipline to eliminate all remaining shares in many of these British investments, since few still met all purchase criteria. We recorded substantial gains on these sales, and have distributed most of our realized capital gains through a $2.17 per share payment to shareholders which, in combination with an $.87 dividend payment, totaled $3.04, more than an 18% return on both beginning year N.A.V. and share price.

1995 SHARE PRICE

  We believe we stand apart from many other closed-end funds in that our responsibility to our shareholders extends beyond net asset value. While our efforts begin with commitment to a strict discipline for investing in the best managed companies we can find at prices below ten times estimated earnings for the current year, the true "bottom line" for our shareholders must be recognized as the market value of Z-Seven shares.

  Our National Market System (over-the-counter NASDAQ Symbol: ZSEV) closing price of $22.25 (22 1/4) for 1995 is a gain of $5.75 (5 3/4) from the $16.50
(16 1/2) prior year closing price.

  After adding in our distributions of net realized capital gains and the dividend we paid for 1995 of $3.04 per share combined, Z-Seven shares advanced a total $8.79 ($5.75 + $3.04) or 53% on the year-beginning price of $16.50.

  For the five years through 1995, Z-Seven shareholders have earned a cumulative total investment return of 111%, more than double their money.

  During the last ten years, our shareholders have more than tripled their initial investment (+228%).

SHARE REPURCHASES AND PRIVATE PLACEMENTS

  Partially responsible for the strong long-term performance in our share price - see comparison charts with similar funds beginning on page 7 - is the fact that we stand apart from other closed-end funds in our willingness to repurchase our own shares when they sell at a discount to net asset value. This practice tends to create a floor for our share price just under our net asset value.

  In 1995, we repurchased 130,480 shares of our stock on the open market. During the nearly ten years we have been buying back our own stock, 511,880 shares have been acquired. In total, we have bought more than 31% of our own shares since 1986. Just what are we trying to do? Self-liquidate? Go private?

  I certainly am not looking to expand my voting power on the 300,000 plus shares I have beneficial interest in, since I have agreed to vote my shares only in direct proportion to the voting of all other shareholders. Since we have long-term confidence in the value of our shares, we are simply doing what we can to achieve maximum worth for our shareholders.

    There are two negative considerations, however, in share buy-backs: 1) our already small floating supply of shares is further reduced, thereby making the purchase and sale of our shares even more difficult; and 2) our fixed expenses, which are already high per share (or per dollar of assets) compared to larger funds and funds within families, must be borne by even less assets, aggravating this situation.

     When we went public in 1983, it was our original intent to raise more capital in the initial offering so as to reduce expenses per dollar of assets. On December 6, 1991, our shareholders overwhelmingly approved proposals which give us more flexibility in issuing new shares to grow in size and reduce each shareholder's annual share of expenses. At that time, we stated "Under no circumstances will the Board consider an issue of new shares which will decrease net asset value for existing shareholders."

     Just prior to year-end in 1992, consistent with these goals, we issued nearly 350,000 shares to Agape Co. S.A. making it our largest shareholder. Agape Co. S.A. is wholly owned by Sir John M. Templeton, who previously owned 40,000 shares of our stock and seeks no control of Z-Seven. His stated intention is to hold these shares as a long-term investment.

Z-SEVEN'S SHARE PRICE PERFORMANCE FOR THE FIRST SIX YEARS OF THE '90S IS BETTER THAN EVERY OTHER CLOSED-END AND OPEN-END FUND WHICH INVESTS PRIMARILY IN EUROPE.

     After ranking #1 among all domestic general equity closed-end funds for the second half of the 1980s - we went public in the beginning of 1984 - according to The Complete Guide to Closed-End Funds by Frank Capiello with a total return of 168.6% including distributions, we sold our mostly domestic portfolio by early 1989 and reinvested the proceeds predominantly in European shares which offered much better value.

     Our earliest European investments (1984-1988) were few (only twelve) although, many were among our largest. These early European investments were mostly successful, as 11 of 12 registered gains ranging from 22% to 172% annually compounded; the only loss was a mere 3%; altogether the average showed a gain of 62%.

     During the '90s, most European markets were hit hard and are now just beginning to recover from depressed conditions. As can be seen in the chart below, it has not been easy thus far. Momentum picked up for Europe later in '95 than it did in the U.S. and continues to strengthen in early 1996. Our portfolio has been dominated (70% to 98%) by European shares for more than six years.

     Even in 1990, when markets at home and around the world were depressed, Z-Seven turned in a considerably better defensive performance than all other European invested closed-end funds. While many may think our #1 performance in the year of 1995 among all 98 overseas-invested closed-end funds (according to Lipper Analytical) makes it our best year of the 1990s, it was an easy year and we consider that holding our loss to just 2% back in 1990 was a greater accomplishment, as our competitors lost 16% - 67% (an average of 42%).

    Z-Seven Fund, up by 71% over the last five years, is one of only three European invested closed-end funds to have profited at all thus far in the 1990s.

                       THE UP & DOWN MARKETS OF THE 1990s
   LIST OF ALL U.S. BASED CLOSED-END FUNDS WHICH INVEST PRIMARILY IN EUROPE*


                                              DOWN                      UP        UP & DOWN
                                             MARKET                   MARKET       MARKETS
  Stock                          Stock      % Change      Stock      % Change      % Change
  Price                          Price       1 Year       Price       5 Years    Total 6 Years
12/31/89     Fund              12/31/90     12/31/90     12/31/95    12/31/95       12/31/95
--------     --------------    --------    ---------     --------    --------    -------------
$ 13         Z-Seven Fund      $ 12 3/4     -    2 %     $ 22 1/4    +   75 %       +   71 %
  15 1/8     Swiss Helvetia      11 7/8     -   21         21 1/4    +   79         +   40
  10 3/4     U.K.                 9         -   16         12 1/8    +   35         +   13
  17         Portugal             9 1/4     -   46         11 1/8    +   20         -   35
  19 1/4     Germany             11         -   43         11 1/8    +    1         -   42
  13 3/8     1st Iberian          7 3/4     -   42          7 1/4    -    6         -   46
  17         Italy               10 1/4     -   40          7 5/8    -   26         -   55
  20 1/2     Austria             10         -   51          8 1/8    -   19         -   60
  31 3/4     Spain               10 5/8     -   67          8 5/8    -   19         -   73
                                           -------                   ------         ------
AVERAGE (excluding Z-Seven)                 +    0 %                 +    0 %       +    0 %

* Includes funds which have been public prior to December 31, 1989, so that a full 6 years of share price data can be measured over up markets as well as down markets. SOURCE: Dow Jones (Wall Street Journal).

  Does not include dividends or any other distributions for Z-Seven or any other funds.

  Past performance is not to be construed as a guarantee of future performance.

TOTAL INVESTMENT RETURN

     In the chart on the previous page we have attempted to make it simple to read and easy to follow as all of the share price changes are reflected in the accompanying percentages.

     Unfortunately, while user-friendly, share prices which are not adjusted for distributions only reflect part of the Total Investment Return. Still, we would like to make this new Total Investment Return chart simple to use and therefore, we just add the distribution column to the share price change for an adjusted figure of Total Investment Return.

     The result of adding in the distributions is, while not fully reflective of compounding, a much more complete picture than just share price change. Z-Seven's total investment returns rank #1 among all U.S. based closed-end funds which invested primarily in Europe for the first six years of the 1990s.


TOTAL INVESTMENT RETURNS FOR THE 1990S
LIST OF ALL U.S. BASED CLOSED-END FUNDS WHICH INVEST PRIMARILY IN EUROPE*

                                                                   DOWN
                                                                  MARKET
                                               1990                Total                          1991-1995
   Stock                         Stock      Dividends/       Investment Return         Stock      Dividends/
   Price                         Price     Capital Gains          1 Year               Price     Capital Gains
  12/31/89    Fund            12/31/90    Distributions**        12/31/90            12/31/95   Distributions**
----------    --------------  ---------   ---------------    -----------------      ---------   ---------------

  $13         Z-Seven Fund    $ 12 3/4         $ .13            -    1 %            $ 22 1/4           $ 3.54
  15 1/8      Swiss Helvetia    11 7/8           .05            -   21                21 1/4             2.22
  10 3/4      U.K.               9               .59            -   11                12 1/8             2.95
  19 1/4      Germany           11               .35            -   41                11 1/8             2.36
  17          Portugal           9 1/4           .12            -   45                11 1/8              .40
  13 3/8      1st Iberian        7 3/4           .96            -   35                 7 1/4              .64
  17          Italy             10 1/4          1.18            -   33                 7 5/8              .84
  20 1/2      Austria           10               .42            -   49                 8 1/8              .27
  31 3/4      Spain             10 5/8          1.29            -   63                 8 5/8             1.04
                                                                ------
AVERAGE (excluding Z-Seven)                                     +    0 %


                                    UP                UP & DOWN
                                  MARKET               MARKETS
                                   Total                Total
   Stock                      Investment Return    Investment Return
   Price                          5 Years            Total 6 Years
  12/31/89    Fund               12/31/95                12/31/95
----------    --------------  -----------------    -----------------
  $13         Z-Seven Fund    +  102 %             +    99 %
  15 1/8      Swiss Helvetia  +   98               +    56
  10 3/4      U.K.            +   68               +    46
  19 1/4      Germany         +   23               -    28
  17          Portugal        +   25               -    32
  13 3/8      1st Iberian     +    2               -    34
  17          Italy           -   17               -    43
  20 1/2      Austria         -   16               -    57
  31 3/4      Spain           -    9               -    66
                              ------               -------
AVERAGE (excluding Z-Seven)   +    0 %             +     0 %


* Includes funds which have been public prior to December 31, 1989, so that a full 6 years of share price data can be measured over up markets as well as down markets. SOURCE: Dow Jones (Wall Street Journal).

**According to Standard & Poors

  Past performance is not to be construed as a guarantee of future performance.

TOTAL INVESTMENT RETURN LESS CURRENCY GAINS

     Z-Seven is one of very few overseas invested U.S. closed-end funds and mutual funds that rely solely on its investments, not gambling on the luck of the currency exchange rate. To the best of our knowledge, we are the only one of nine U.S. based closed-end funds investing predominantly in Europe that regularly protects the value of its European currency exchange rates vs. the U.S. Dollar. While some of the others have been fortunate to have gained windfall profits during the past six years, a currency reversal appears inevitable to drag their future results down when their currencies give back their gains vs. the Dollar. We, on the other hand, who did not benefit from the windfall of recent years, will continue to be protected from damage should the tide turn as may have begun in 1995.

     The following chart adjusts the total investment returns on the previous page for currency gains or losses.

ADJUSTED TOTAL INVESTMENT RETURNS FOR THE 1990S
LIST OF ALL U.S. BASED CLOSED-END FUNDS WHICH INVEST PRIMARILY IN EUROPE*

                   --------------------DOWN MARKET--------------------  --------------------UP MARKET--------------------
                         Total           (Less)        Adjusted Total         Total           (Less)      Adjusted Total
                   Investment Return    % Change     Investment Return  Investment Return    % Change   Investment Return
                        1 Year          In Major           1 Year            5 Years         In Major        5 Years
Fund                  12/31/90         Currency**         12/31/90           12/31/95       Currency**      12/31/95
-------------------------------------------------------------------------------------------------------------------------
Z-SEVEN FUND            -  1%               0(h)           -  1%              +102%              0(h)         +102%
U.K.                    - 11             + 20              - 31               + 68            - 19            + 87
Swiss Helvetia          - 21             + 22              - 43               + 98            + 11            + 87
Italy                   - 33             + 13              - 46               - 17            - 29            + 12
1st Iberian             - 35             + 12***           - 47               +  2            - 15***         + 17
Portugal                - 45             + 10              - 55               + 25            -  8            + 33
Germany                 - 41             + 13              - 54               + 23            +  4            + 19
Spain                   - 63             + 13              - 76               -  9            - 21            + 12
Austria                 - 49             + 13              - 62               - 16            +  4            - 20
                                                     -----------------                                  -----------------
AVERAGE (excluding
  Z-Seven)                                                 - 52%                                              + 31%

                   ----------------UP & DOWN MARKETS-----------------
                         Total           (Less)       Adjusted Total
                   Investment Return    % Change    Investment Return
                     Total 6 Years      In Major      Total 6 Years
                       12/31/95         Currency**        12/31/95
                   --------------------------------------------------

Z-SEVEN FUND             + 99%               0(h)         + 99%
U.K.                     + 46             -  4            + 50
Swiss Helvetia           + 56             + 36            + 20
Italy                    - 43             - 20            - 23
1st Iberian              - 34             -  5***         - 29
Portugal                 - 32                0            - 32
Germany                  - 28             + 18            - 46
Spain                    - 66             -  9            - 57
Austria                  - 57             + 18            - 75
                                                     -----------------
AVERAGE (excluding Z-Seven)                               - 24%

* Includes funds which have been public prior to December 31, 1989, so that a full 6 years of share price data can be measured over up markets as well as down markets. SOURCE: Dow Jones (Wall Street Journal).

**  vs. U.S. Dollar

*** Average of Spanish Pta and Portugese Esc changes.

(h) Z-Seven Fund's currency exposure is fully hedged (protected).

Past performance is not to be construed as a guarantee of future performance.

Out of ALL 98 WORLD EQUITY FUNDS, NOT JUST THOSE FUNDS INVESTED IN EUROPE, Z-Seven is RANKED #1 BY Lipper Analytical Services for the year of 1995 and as reported in January 1, 1996 Barron's. Sometimes you must look to the last to find who is first.

                               WORLD EQUITY FUNDS
                            Friday, December 29, 1995

                                                                          52 WK
                        Stock                  Market      Prem/         MKT RET
FUND NAME                Exch        NAV        Price       Disc        12/29/95
--------------------------------------------------------------------------------
ASA Limited-cv            N         36.91      37 1/4      + 0.9          -13.5
All Seasons Glbl          O          5.24      4 3/16      -20.1           17.5
Anchor Gold & Curr        C          5.69      5  1/4      - 7.7          - 2.3
Argentina-a               N         11.78      11 1/2      - 2.4          - 2.4
Asia Pacific-a            N         14.19      13 7/8      - 2.2            6.5
Asia Tigers-a             N         12.34      11 1/8      - 9.8           19.8
Austria                   N         10.3       8  3/8      -18.7            4.7
BGR Prec Metls-cy         T         17.59      13 5/8      -22.5          - 2.7
Brazil-ac                 N         20.69      21          + 1.5          -28.6
Brazilian Equity-c        N         14.47      14 1/8      - 2.4          -30.7
Cdn Genl Inv-cy           T         43.03      30 3/8      -29.4           10.4
Cdn Wrld Fd Ltd-cy        T          4.98      3  1/2      -29.7          - 7.9
Central Eur Eqty          N         20.76      16 3/8      -21.1           16.6
Chile-a                   N         26.46      26          - 1.7           16.5
China                     N         12.23      11 3/4      - 3.9          - 6.9
Clemente Global-c         N         10.65      8  3/8      -21.4            4.4
Czech Republic-a          N         13.06      13 1/2      + 3.4           16.6
Economic Inv Tr-cy        T         91.63      66          -28.0           21.8
Emerging Mkts gwth        z         50.28       N/A        - 0.0           N/A
Emerging Mexico-c         N          7.05      6 1/8       -13.1          -48.9
Emerging Tigers-a         N         14.09      13          - 7.7           14.7
Europe                    N         14.32      12 3/4      -11             26.8
European Warrant-c        N         10.3       8  1/2      -17.5           21.4
F&C Middle East           N         12.93      10 5/8      -17.8          -15.0
Fidelity Em Asia          N         14.36      13          - 9.5            7.7
Fidelity Ad Korea         N         11.83      10 5/8      -10.2          -26.7
First Australia-a         A          9.98      8  1/4      -17.3          - 0.4
First Iberian-a           A         10.23      7  3/4      -24.2            9.8
First Isreal              N         13.36      11 5/8      -13.0           14.8
First Philippine          N         17.23      13 7/8      -19.5          -23
France Growth-a           N         11.57      9  7/8      -14.6           17
GT Devel Markets          N         11.6       9  5/8      -17.0            6.1
GT Gr Europe              N         14.88      12 1/2      -16.0            6.8
Germany Fund              N         13.52      11 3/8      -15.9           15.7
Germany, Emerging         N          9.2       7  1/4      -21.2          - 0.1
Germany, New              N         15.28      11 5/8      -23.9            4.7
Global Small Cap          A         11.33      8  7/8      -21.7          -11.3
Greater China-a           N         14.53      14 1/8      - 2.8           18.6
Growth Fund Spain         N         13.15      10 3/4      -18.3           20.6
Herzfield Caribbean       O          4.83      5  3/4      +19.0          -11.5
India Fund                N          8.94      8  7/8      - 0.7          -17.4
India Growth-ad           N          N/A       12 7/8        0.0          -28.0
Indonesia                 N          9.34      10 1/8      + 8.4          -15.6
Irish Inv                 N         13.78      11 3/4      -14.7           39.4
Italy                     N          9.05      7  5/8      -15.7          - 5.9
Jakarta Growth            N          8.61      8  7/8      + 3.1          - 0.2
Japan Equity              N         11.28      13 3/8      +18.6            8.2

                                                                          52 WK
                          Stock                Market      Prem/         MKT RET
FUND NAME                  Exch      NAV        Price       Disc        12/29/95
--------------------------------------------------------------------------------
Japan OTC Equity            N        7.94      8  3/4      +10.2          -10.3
Jardine Fl China            N       11.17      10          -10.5          -10.3
Jardine Fl India-c          N        8.5       8  7/8      + 4.4          -27.5
Korea-a                     N       20.12      22          + 9.3            4.3
Korean Equity               N        9.08      8  1/4      - 9.1          - 5.5
Korean Inv-a                N       10.83      10 1/8      - 6.5          -14.2
Latin Amer Disc             N       10.98      9  7/8      -10.1          -40.5
Latin Amer Equity           N       14.93      12 7/8      -13.8          -25.6
Latin Amer Growth           N       11.09      9  5/8      -13.2          -19.0
Latin Amer Invst            N       17.09      14 3/4      -13.7          -20.3
Malaysia-a                  N       18.58      17          - 8.5            3.4
Mexico-ac                   N       15.17      12 7/8      -15.1          -39.0
Mexico Eq & Inc-ac          N       10.19      8  3/4      -14.1          -38.8
Morgan St Africa-a          N       17.06      12 7/8      -24.5           21.8
Morgan St Asia-a            N       14.34      13 3/8      - 6.7            9.8
Morgan St. Em-a             N       14.68      15 1/2      + 5.6          -16.8
Morgan St India             N        8.88      9  1/8      + 2.8          -18.9
New South Africa-a          N       19.74      15          -24.0            9.2
New World Inv               z       19.08       N/A          0.0           N/A
Pakistan Inv                N        6.55      5  1/4      -19.8          -41.6
Portugal-a                  N       13.29      11 1/8      -16.3          -18.5
ROC Taiwan                  N        9.27      10 1/2      +13.3          -11.6
Schroder Asian              N       12.97      12 1/8      - 6.5           18.3
Scudder New Asia-a          N       15.29      14 1/2      - 5.2            0.1
Scudder New Eur-a           N       13.09      11 1/4      -14.1           23.8
Singapore-c                 N       13.08      13 1/4      - 1.3            0.0
Southern Africa-a           N       21.25      16 3/8      -22.9           28.8
Spain-a                     N       10.79      8  5/8      -20.1            6.5
Swiss Helvetia              N       24.56      21 1/4      -13.5           25.0
TCW/DW Emer Mkts-a          N       11.97      10 1/8      -15.4          - 4.5
Taiwan-c                    N       18.93      20 5/8      + 9.0          - 5.9
Taiwan Equity-c             N        9.53      10 3/8      + 8.9          -10.1
Templeton China-ac          N       11.88      10 1/2      -11.6            5.7
Templeton Dragon-a          N       14.55      13 3/8      - 8.1           19.6
Templeton Em App-ac         N       12.44      13 3/8      + 7.5           12.5
Templeton Emer Mkts-a       N       14.71      18 1/2      +25.8            7.3
Templeton Russia-ac         N       12.09      14          +15.8           N/A
Templeton Vietnam-a         N       13.29      11 1/4      -15.3            2.8
Thai-a                      N       24.92      22 3/8      -10.2           15.6
Thai Capital                N       17.52      15 3/4      -10.1            6.8
Third Canadian-cy           T       13.56      12 1/4      - 9.7           14.0
Turkish Inv-a               N        4.58      5  3/8      +17.4          - 2.3
United Corps Ltd-y          T       48.52      34 3/4      -28.4           11.7
United Kingdom-a            N       14.58      12 1/8      -16.8           15.1
Worldwide Value-a           N       21.13      16 7/8      -20.1           18.8

Z-SEVEN-A                   O       17.44      22 1/4      +27.6           53.6

a: The Net Asset Value and the market price of this closed-end fund are ex dividend.
c: NAV, market price and premium or discount are as of Thursday's close. d: NAV, market price and premium or discount are as of Wednesday's close. v: NAV is converted at the commercial Rand rate.
y:  NAV and market price are in Canadian Dollars.

QUESTIONS FROM OUR INVESTORS

     "Should I really worry about foreign currency translation when I invest in a fund? I do not care about my ADRs, since they trade on the New York Stock Exchange, but how would a small investor like me protect myself on my foreign investments?"

     These are questions we all wrestle with as we open the scope of our investment focus to include overseas markets. When I started to invest in Europe over a decade ago, in late 1984 and early 1985, I was fortunate to find value not only in the shares of Rugby and Pleasurama (in Britain) and Bouygues (in France); I also was able to purchase these shares at a time when the Pound Sterling was only $1.04 - $1.21 and the French Franc was between nine and eleven cents. Other European investments followed in 1985 and later that year a Japanese company (Matsushita) became one of my largest holdings for Z-Seven and other portfolios I managed when the Yen was around 230.

     Because these currencies were much cheaper than they had been in nearly a decade (vs. the U.S. Dollar) and because international investments still were a relatively minor portion of these portfolios, I came to the conclusion that the upside potential was considerably greater than the downside risk in owning shares denominated in the currencies of other G-7 countries at that time.

     Fortunately, this calculated gamble turned out favorably for us at Z-Seven and currency gains in 1985 and 1986 helped to make two of our strongest years even better and to make a rather dismal 1987 a little less so. Going into 1988, with the Pound Sterling up above $1.80, the French Franc approaching 20 cents, and the Japanese Yen in the 120s, these currencies were no longer the bargains they were and nearly half of the Z-Seven portfolio was invested outside the U.S. During the first week of 1988, I began to hedge against the risk of unfavorable foreign currency changes. During the last eight years I have learned many lessons about currencies, mostly through trial and especially through error. As humbling an experience mere investing is, any attempt to get a firm grasp on the direction of the U.S. Dollar (the real variable or "wild card," since it is the currency we use) vs. foreign currencies is like trying to eat broth with a fork.

     Most investors have not as yet come to grips with foreign currency dangers, since foreign investments usually make up a small portion of a typical person's financial assets.

During the past decade, as investors have usually profited on their international holdings from a weak U.S. Dollar and blazing returns in some exotic market, the success of many left them wealthier (at least temporarily) although not necessarily wiser. For many newcomers, international investing has taken on a speculative tone usually found at major bull market tops. While in the past this speculation has been most noticeable in "hot" industry groups (mobile homes and electronic stocks in the '60s, gambling casinos and natural resources stocks in the late '70s, gold in 1980, and high technology in the '80s) now, in the '90s, this froth has been evident in the U.S. investors' appetite for the markets of countries such as Turkey, Sri Lanka, Indonesia, Philippines, and even closer to home in Latin America.

     While savvy and seasoned professionals such as Sir John Templeton and his associates are truly able to differentiate opportunity from hype in third world markets, the typical American investing globally (including most
"professionals") gets so caught up in the hype that real currency, inflation, and political risks are never properly assessed . . . or even addressed.

     My philosophy is along the lines of how Ted Williams (Hall of Fame baseball player and the last to bat for a .400+ average) would approach the challenging task of hitting: wait for your pitch and then swing right through the ball. Mr. Williams would not let the pitcher dictate terms the way most batters do, he knew which pitch and location gave him the greatest chance for success with the least risk of failure. This knowledge was used without even having to think about it; it became a strict discipline.

     Investing, like hitting, can be a sucker's game if you chase what is hot, like a high and rising fast ball . . . or . . . it can be very rewarding if you stay focused to your discipline. Try not to go fishing for a bad breaking ball, as tempting as it may be, in countries where political and/or economic volatility may "throw you a curve."

     Through substantial currency devaluations (as in Mexico recently) or unpredictable and uncontrollable political shifts (Hong Kong may turn out to be an example of this), it can be equally dangerous to swing at the "high, hard one." Fast balls which (at first) appear to be chest-high can be as enticing as some of the spectacular gains recently posted by some emerging markets. Anything moving that fast is difficult to gauge (at best), and the faster the pitch or the market rises, the greater the chance that by the time you make your move, you will wind up swinging at or investing in something that is much too high.

     For this reason, although I am passing on a lot of questionable breaking pitches as well as high fast balls that I might be able to hit out of the park, we invest in Western Europe only (not Eastern Europe). In the Western Hemisphere, I am still from Missouri (the "Show Me State") on Mexico and Chile, therefore, I prefer the safety of the United States and Canada. In Asia, it is still only Japan for me and in the Pacific, it is Australia and New Zealand. Just as my criteria for stock purchase and selling discipline are designed to reduce risk, so too is the approach taken in selecting which foreign markets to invest in, and even more importantly, which ones not to.

     The one potential danger I am concerned with for those people who are investing in even the most stable foreign markets is the potential to give back one's investment profits in falling currency values. Most funds have a philosophy that foreign investment gives the investor the opportunity to diversify out of the American currency as well as the U.S. stock market. We do not take this approach.

     I have often heard them say that changing currency values will not be meaningful over the long-term. Is this really so?

     Let us examine what would have happened if an American had assets that were denominated in Pounds Sterling and French Francs. Entering the 1980s (on December 31, 1979), Pounds were worth $2.22; while Francs were worth 25 cents. Let us see where The Pound and Franc were . . . say . . . after five years: the Pound had lost nearly half its value from $2.22 to $1.16 after five years.

     Was this phenomenon peculiar to the British Pound? The French Franc proceeded to drop 60% during the first half of the 1980s, from an American quarter to just a dime over five years.

     It is obvious to us that this type of long-term currency risk may, at some point, start to recur. The U.S. Dollar may have even hit bottom in 1995. Americans who own investments denominated in foreign currencies are now vulnerable again to declining currency exchange values vs. a stronger U.S. Dollar, particularly after a prolonged period of U.S. Dollar weakness such as we have witnessed the past several years.

     Unfortunately, even given the huge proliferation (over the past few years) of mutual funds and closed-end funds which invest entirely and primarily abroad (and many in only one country), most funds do not eliminate (or even greatly reduce) the risk of owning foreign currency by Americans. Be sure to find out which do and do not before you invest. Also important is how those who hedge currency risk do so. If they hedge more than 100% of the foreign exchange exposure in their portfolio, then they are gambling that the U.S. Dollar will rise. What if they are wrong? Then what you thought was a safety measure actually causes speculative losses.

     What about ADRs? Many investors have assumed that if you buy American securities (including ADRs) that there is no currency risk. This could not be further from the truth. An ADR is merely a convenient way for many Americans to invest in foreign equities and ADRs reflect minute-to-minute the changing translation rates on the foreign exchange markets. As popular as ADRs have become, I feel it is important to put this common misconception to rest.

     As to what a small investor can do to protect against currency risks in funds, ADRs, and direct foreign investment, there are a few choices (none of which I particularly like). The good news is that more and more choices are becoming available and this is likely to continue. The simplest solution is the most costly one: purchasing put options (usually on the Philadelphia Exchange) on the currency invested in or put options on the futures of the currency (generally in Chicago, where the futures themselves trade).

     Whenever buying options, you are invariably paying a time premium, which is a portion of your purchase, is a wasting asset, and will be totally lost by (or even before) expiration date. The further out in time the option, the less you are paying for this wasting asset on an annualized basis, although you end up having to put more up front when you initially purchase the option and thus are sacrificing an opportunity cost of what your money could earn elsewhere. Also, the "deeper in the money" the option, the less attractive it is for speculators and therefore you pay less of a time premium; however, it also means you are placing captive more dollars that could be earning a return elsewhere.

     Another "option" is writing what are considered to be naked calls. Naked calls means that you do not have on deposit with the same broker or custodian the shares or, in this case, the currency in cash which may be called from you by the owner of the call. Even though you may have your foreign holdings deposited where you have sold (or "written") your call options, only the cash currency (not the currency value of your foreign holdings) is considered as acceptable collateral. These calls are considered to be short-sales and require substantial initial deposits and, even worse, the potential for further deposits every single day. While you, as the seller (or "writer") of the call collect the income from the time premium, true hedge protection only comes to the extent that the option has real economic value (is "in the money"). The greater your cushion of economic value, the greater is the need to tie up your money in margin deposits. The less your cushion, the more frequently you would have to be alert to immediately switch into calls with lower strike (exerciseable) prices, in order to still be protected from a higher U.S. Dollar.

     Selling short futures of the currencies whose exchange values you wish to protect is another possibility and, while futures markets tie up far less capital and greatly lower your opportunity cost, they do not compensate you in time-premium income the way option writing does. On the other hand, no time premium needs to be paid as a wasting asset (quite rapidly wasting) as there is in put options, but daily margin calls are a disadvantage of futures vs. "puts." As in options, you must close out futures contracts fairly frequently, before the delivery date (expiration, in options). Unfortunately, options and futures are all that is available to most small investors in protecting against currency risk.

     By far my favorite way to hedge our currency risk is through the "FX" (Foreign Exchange) spot market. For Z-Seven, I have used this currency hedging method solely over the past several years. Once available only through major international commercial banks, this deepest and most actively traded of all markets has recently attracted large stock brokerage firms as well. Still, most of these brokers only allow their institutional and very high-end individual clients access to this market.

     The FX market allows the currency hedger full use of all invested money with no cash deposits or margin calls, assuming an adequate amount of securities is placed in custody. There is no need to "roll-down" or switch to lower call options in the FX market. There are no pre-set expiration or delivery dates set by the market. Your bank or broker will gladly extend ("roll out") your spot rate to just about any date you wish, although most use a one-year maximum roll-out.

     Each day up until your own pre-determined settlement date or the closing transaction of the hedge when you buy back the currency to cover your short sale (whichever date comes first), so called "points" are used to adjust the spot rate of the currency to the time remaining on the contract. While, at first, "points" may seem like another term describing a time premium (as with option trading), in fact points represent an interest rate premium (or discount). To American investors, it would be the difference between U.S. short-term interest rates and comparable interest rates in the country whose currency you are wishing to protect (vs. the Dollar).

     Currently, our Pound Sterling FX hedge is barely costing us any points, since American and British short-term interest rates are nearly identical. For our greatest currency exposure, (our continental European investments), we use Swiss Franc FXs to hedge our currency risks and . . . in this case . . . we actually get paid some, while insuring these holdings against a rising U.S. Dollar because Swiss interest rates are lower than U.S. rates. If U.S. rates continue to fall more slowly in 1996 than those in Britain, we may then also be paid "points" on our Pound Sterling hedge.

     This would clearly be an ideal position to be in: I love to be paid (as we are now net) for reducing risk.

     While the last question was modified and updated from last year's annual report, the following question, which was new last year, speaks an eternally current subject with empirical truth. It is reprinted in its entirety.

     "I was surprised to hear Peter Lynch, the brilliant former portfolio manager of the Magellan Fund, say recently that he believes over half the people who invested in his fund lost money."

     Yes, I am familiar with Mr. Lynch's statement. While, at first glance, it may appear to be a more appropriate question for Magellan's annual report than our own, the spectacular nature of Magellan's performance during the "Lynch years" underscores a shocking and haunting irony which may be best illustrated by the Magellan example and yet of such universal truth and with such eye-opening implications that it is a statement well worth examining by our own Z-Seven Fund (or any other long-term growth oriented investment company).

     First of all, Mr. Lynch's statement was made before Magellan's recent dividend fiasco, so there is absolutely no connection to that incident. What it is related to are matters of greed, impatience, and nervousness. I have noticed with my own portfolio management business that most clients are eager to start at a market top based upon recent excellent performance and many are quickly shaken out at the next bottom, feeling disillusioned and even hopeless. Few investors will hold patiently through market cycles. Even fewer will add to their investment when it is a bargain.

     The battle won by the successful investor is a battle with the one who is potentially his worst enemy: himself. To win this struggle against greed, fear, complacency, disillusionment, anger, and ego, one must be insulated from outside influences (the media, friends, family, etc.) and stick steadfastly to a sensible, pre-determined game plan. In a word: DISCIPLINE. For our stock purchase criteria/sell discipline, see pages 30 through 59.

     "Z-Seven's share price has done extremely well in 1995, particularly late in the year. Why?"

     Closed-end funds are public companies whose shares trade on an open market on the basis of supply and demand, just like other public companies in other industries. Our own repurchases of shares at the slightest discount to N.A.V. (net asset value) was the demand which kept the share price rising in pace with our N.A.V. for most of the year.

     In December, Lipper Analytical announced to Bloomberg's news service that Z-Seven ranked #2 in share price performance for the first eleven months among all overseas equity invested closed-end funds. Our shares are thinly traded with about half of our nearly 1.4 million shares outstanding held by our two largest shareholders , Sir John M. Templeton's Agape Co. and myself, and most of the rest of the technical floating supply of less than 700,000 shares held by other investors of long-term vision.

     When an open-end fund is successful (like Magellan), money comes pouring into it. It must either buy more different stocks and compromise on selectivity (as Magellan did)...or...concentrate on its first choices but drive the prices up of shares it still wants to buy with the enormous size of its own buying only to drive them down on the pressure of its selling...or...keep cash. Obviously any and all of these results hurt the fund's ability to continue to grow at the same rate as in the past. However, with closed-end funds, it's different.

     Since the supply of shares in a closed-end fund is fixed, as it is in every publicly-traded stock, the success of a closed-end fund has the potential to doubly enrich the investor. First: just like mutual funds through the growth in N.A.V....and second:  other investors will likely seek out the better performing funds and will favorably impact the share price as they buy.

     I believe this is what took place in December in Z-Seven shares, as its price rose significantly and, adding to its strong performance for the first eleven months, helped Z-Seven finish the year ranked number one among overseas invested closed-end funds.

     Because the share price has been so strong, some investors have asked me if it is overpriced in relation to N.A.V. While N.A.V. is the popularly used term for our industry, it is the same as Book Value for other companies. Closed-end funds have traditionally been underfollowed, yet an explosion of new funds during the late '80s and early '90s is resulting in growth of closed-end analysts. Why the better performing companies in our industry don't have more demand for their shares may be answered in the years ahead. It doesn't make sense to me to value our industry at a little above book value (or N.A.V.) and, more often, a little below book value when the rest of the market (as measured by the S & P) is currently almost four times its book value. Keep in mind that the S & P's earnings are only growing at the compounded rate of 6% for the latest reported decade (1984 - 1994). Many well-run companies in our industry have done considerably better.

     If we do attract the attention of new investors, I hope it's for the right reasons. Sure we had an outstanding year in 1995. I am particularly pleased with the performance since we did it by being conservative. By December 1, we had about 45% of our assets in U.S. Treasury Bills and cash before more positive monetary factors and broad market behavior removed these formidable risk factors from the U.S. and U.K. markets, enabling us to invest in some excellent companies again.

     My hope is that no one focuses just on one year. We've had excellent years before: 1991 was even better and in 1986 our share price doubled. Still, it's the complete picture, over the long term, over bad as well as good years that is most important.

     The length of the best measuring period varies, since up markets as well as down stock markets should be used in calculating long-term rates of return. A full 360 degrees from the peak of one market cycle to the next takes into account both the rising and falling stock prices. To measure from one market bottom to the next also encompasses a full cycle.

     As an example, in 1980-1981, sharply lower and then dramatically higher interest rates played havoc with the stock market, compressing a full stock market cycle into just a year and a half. On the other hand, during the prolonged low interest rate period following World War II, the stock market cycle stretched out for about 14 years.

     Z-Seven Fund began as a public company twelve years ago at the end of 1983, when the Dow Jones Industrial Average was just a few points away from the 1983 peak and the Fund's investment portfolio grew 175% in only three and one-half years, up until the next market top in the summer of 1987. This was our first full stock market cycle, which began with a difficult bear market for secondary growth stocks in 1984. When this full cycle ended in the summer of 1987, secondary growth shares of the type we invest in were still out of favor. Nonetheless, the 175% increase over three and one-half years represents a 34% annually compounded rate of growth.

     What followed was the crash of 1987 and, even after the crash, our investment portfolio was up 126% over just three years from the first bottom we went through in 1984 to the 1987 low - a 31% annually compounded rate of growth.

     These cycles contained two of our strongest years, 1985 and 1986. Our mostly European portfolio has faced some difficult years during the 1990s. Still, as can be seen in the comparison charts on pages 7 through 9, investors in Z-Seven have profited during these years, while shareholders of most other funds investing primarily or entirely in Europe have suffered during these years.

     While I, as Z-Seven's second biggest shareholder - our largest shareholder is Sir John M. Templeton's wholly-owned Agape Co. - would, more than most, love to have seen us rack up one great year after another, it has not been a realistic expectation these past few years. This past year, However, was excellent for us. Next year could be another strong year as European markets play catch-up to the strong U.S. market in 1995. It is in times like this that our European investments may have their best opportunities.

     With the changes, in 1988-1989, from a mostly U.S. portfolio to one with less risk and greater value invested mainly in Europe, it becomes difficult, just yet, to pinpoint when the next cycle peak will be. It will be clearer only in hindsight (20/20) after their markets have already peaked.

     Our accomplishments thus far of the '90s include our best year ever
(1991), and two of the last three years when all four quarters were up (1993 and 1995), and the accomplishment I am most pleased with: not losing money while most others did. While I think that we have a chance in 1996 to repeat the strong gains of 1995, I honestly do not know for certain that this will happen as anticipated. Over the long-term full market cycles, it is my opinion that our discipline should continue to lead the way towards positive results.


GOOD NEWS IN 1995

Once again ... the good news is value!

     Value opportunities have presented themselves to reinvest cash raised when we sold shares which no longer met all of our criteria. Once again, our portfolio is now fully invested.

     In our first quarter 1995 report we had six stocks in our portfolio achieve more than a 20% gain, which determines those investments of ours that are discussed under our "Good News" section.

     During our second quarter, the number of 20% profits for 1995 (at that time) expanded to ten, even though Wellcome PLC (our largest gainer), which was our second biggest investment when it was tendered away in a forced takeover, was no longer part of the portfolio. Despite the elimination of another two of our British holdings (Barbour Index due to interrupted earnings growth and Powerscreen because of its P/E ratio moving above our requirement), we still had ten at the end of the third quarter.

     Powerscreen PLC and Barbour Index PLC were among our best gainers as of June 30. They were eliminated in conjunction with our selling discipline which, due to both higher interest rates at the time by the Bank of England and negative divergences between the F.T.S.E. Index ("Footsie") reaching new highs unaccompanied by the broad market, called for the elimination of all London traded shares that no longer met all of our criteria for purchase.

     Powerscreen was in the portfolio for only about a year before its share price rose above our single-digit P/E requirement. At June 30, 1995, it was
one of our largest twelve investments (our "Golden Dozen").   All shares were
purchased by October of 1994 and all were sold during the third quarter of 1995. It was an outstanding performer for us during an unusually short (for Z-Seven) holding period. We received proceeds at prices ranging from 44% to as much as 58% above its beginning year price.

     Barbour Index, on the other hand, was more of a typical Z-Seven holding - nearly four years. While the Pound Sterling registered a significant decline against the U.S. Dollar during these years (especially during the third quarter three years earlier when it broke away from the European Union's Exchange Rate Mechanism), our forward contract foreign exchange ("FX") hedge protected us from this decline. Therefore, local currency comparisons over this longer period of time are far more meaningful. While Barbour was a "Mistake and Disappointment" last year, our patience paid off this year as its share price not only rebounded back to our original purchase price, it surpassed it considerably. During the second quarter of 1995, we sold most of our Barbour shares; we received prices ranging from 19% to 35% above the 159 pence we originally paid for them in 1991 and they were 23% to 39% up for not quite a half year in 1995. During the third quarter, the remaining shares were eliminated 35% above the purchase price of almost four years prior. For 1995 alone, Barbour shares, eliminated in the first week of the second half (early
July), were up 39% for slightly more than half a year. Besides two of our first-half, 1995, "Good News" stocks (Barbour and Powerscreen) no longer being in our portfolio, we also eliminated ABF (formerly Associated British Foods), due to slower than necessary growth as well as Michael Page which no longer met our Consistency of Earnings Growth criterion, in conjunction with our selling discipline in the U.K. during the summer of 1995.

     We began to sell our ABF shares during the second quarter of 1995 at prices ranging from 14% to 17% above where it started the year. As with Barbour, patience was required with ABF which only advanced a little over 40% in 3 1/2 years. Still, ABF was our sixth biggest holding at mid-year. Additional ABF shares were purchased as recently as two years ago and were eliminated early in the third quarter of 1995 at prices ranging from 44% to 60% above the most recent purchase cost. Along the way, ABF added further to our total return with excellent regular dividends and a special one-time payment last year. For 1995 separately, ABF was eliminated at 31% above where they began the year, which would have qualified it for this section, in addition to the other "Good News" stocks eliminated during the third quarter (Barbour and Powerscreen). While it may appear at first that we still had the same ten "Good News" stocks after nine months as we had after six months, ABF, Powerscreen and Barbour were eliminated during the third quarter at 1995 year-to-date profits of 31% to 58%, yet were not included among the third quarter's ten "Good News" investments.

     Michael Page, on the other hand, which was also eliminated during the summer of 1995, didn't qualify for this section, despite its excellent performance in recent years. Most of our Michael Page shares, which began 1995 as one of our "Golden Dozen" (twelve biggest holdings), were sold during the first half of 1995 at prices ranging from more than double (+134%) to nearly triple (+172%) what was paid for them about six years earlier. Patience was necessary here too, as the early years were depressed. Over the previous two years, entering 1995, Michael Page shares soared 216%. Our sales during the first half were between -5% and +9% for the short partial year of 1995. Our best gains came as we eliminated (early in the third quarter) those shares we acquired from Sir John M. Templeton's Agape Co., two and one half years prior, for nearly quadruple what we paid for Michael Page shares in partial payment of Z-Seven shares issued to Agape.

     Even after taking profits closing out some of our best performing holdings, ten investments remained in our portfolio which were up at least 20% during the first months of 1995, many of which rose considerably more. Of these ten, eight were among Z-Seven's largest eleven positions at September 30. We now have twelve positions which rose more than 20% for the FULL YEAR of 1995 - not to be confused with our "Golden Dozen" (twelve largest) which is discussed in detail beginning on page 61.

     Our largest investment is now Callaway Golf, a leading American manufacturer of premium quality metal woods (drivers) and irons. We began to buy Callaway shares during the first week in February last year with a small holding which was added to considerably in December. Even our first purchase of Callaway doesn't qualify for inclusion as a "Good News" stock because of the technicality that the shares were only held for about 11 months of the year. During this period, Callaway shares rose 36%. Still, we have twelve "Good News" stocks which were held all year.

     Wellcome PLC, which ended our first quarter as our second largest position, at over 8% of our portfolio's market value thanks, in large part, to the unsolicited tender offer for its shares by rival British pharmaceuticals giant Glaxo, is no longer part of our portfolio. At least, if we do not have the opportunity to share in Wellcome's strong growth in new products and earnings and did not have the best possible offer that Glaxo was capable of making, a combination (mostly cash with some Glaxo ADRs) worth 55% more than our Wellcome investment was valued at entering the first quarter and more than 70% above what we paid for our Wellcome shares (a little over a year and a half earlier) would have made Wellcome one of our largest for our "Good News" section.

     Now our second biggest holding, Swiss pharmaceutical company SANDOZ' shares advanced 24% during the first quarter of 1995, and climbed 33% for the six months. Sandoz further extended this gain to 47% for the first nine months. Since Sandoz was in the portfolio for the entire year of 1995, it does indeed qualify for this section. For the entire year of 1995, Sandoz' shares rose 76%!

     Nearly identical in size to Sandoz is GETRONICS NV, a Dutch computer, automation, and telecommunications service and maintenance specialty firm. Getronics' shares, however, consolidated late in the year, slipping 5% in the fourth quarter. For the year as a whole, they gained 28%.

     Our fourth largest position is ASTRA, the Swedish pharmaceuticals growth company which has, as its new U.S. partner, Merck. Like Sandoz and Wellcome, Astra is on the cutting edge of technology, pioneering new medicines, while American drug companies reduce their research efforts to prop up short-term profits. Europe is becoming the leader in new pharmaceutical compounds and Astra, a leader within Europe. The shares have barely been in the portfolio a year and a half and have already nearly doubled. For the full year of 1995 alone, Astra shares are up 55%, nearly triple its 19% first half increase.

     NATIONAL DENTEX, ("Company U" in last year's annual report), our seventh biggest position, is our next largest 20%+ gainer for 1995 - our sixth largest holding, Lindt and Sprungli was only up 9%. Day Runner is already our fifth biggest investment, even though we just began buying Day Runner shares in December. In our portfolio only a little over a year, thus far, National Dentex, one of the nation's major dental lab chains (bridges, caps, etc.) has benefited from the economies of scale in integrating many of the mom and pop local labs, which were only marginally profitable (at best) when acquired by the company to form one of the few firms in this highly fragmented industry that can produce value to the dentist and patient, as well as profit to its own shareholders. The net result has been widening profit margins and earnings growth.. For the full year of 1995, a strong fourth quarter for National Dentex added further to the 84% nine-month gain and resulted in a gain of 158% (slightly closer to a triple than a double) in its first year of our holding its shares.

     L'OREAL, our largest French investment and our next biggest (eighth) holding after National Dentex, also qualifies for our "Good News" section with a 31% gain for all of 1995 . The consolidation (acquisition) of L'Oreal's affiliated distributors (including the U.S. based Cosmair) has contributed to better than expected earnings growth and is likely to contribute even more this year. L'Oreal is up about six-fold on our original investment in about five and one half years.

     Our ninth biggest holding, Dutch conglomerate Atag NV, was up only 2% for 1995 while TT Group PLC and Wassall PLC ranking tenth and eleventh, respectively, were first purchased in December. Thus, four of our largest twelve investments have not been in the portfolio all year and therefore do not qualify for inclusion. While three of the four were initiated in December, our current biggest position (Callaway Golf) was a much smaller holding until December; it had been in the portfolio for nearly eleven months and was up 36% through the end of the year. Those Callaway shares just purchased in December are already up 10%.

     Still, eight of the current "Golden Dozen" (biggest twelve) have been in the portfolio all year long. Our "Golden Dozen" dominates the portfolio, accounting for nearly 84% of the portfolio value. Of the eight which have been in for all of 1995, three quarters (six of eight) qualified for the "Good News" section with gains over 20%. One of these is our twelfth largest, WEETABIX ("Company T" in last year's annual report), which does qualify for inclusion in our "Good News" section this year. Weetabix is one of the best known breakfast cereals in Britain, Canada, Australia, and New Zealand and may eventually penetrate other markets such as those in Western Europe and America. Still, as its hares trade on the "Matched Bargain Service" in London (akin to our own O-T-C Bulletin Board or what used to be called O-T-C "Pink Sheets"), we were able to purchase these shares cheaply, if not in great quantity, the prior year. Weetabix' share price is up over 40% for the entire year of 1995. We have held our Weetabix shares, even while selling others in the U.K. as profit margins (profit as percent of revenues, or "turnover," as the British refer to it), are rising, meaning that as Weetabix entered a new fiscal year, my expectation for continued strength in earnings held its P/E ratio down below our maximum.

     Our next (thirteenth) biggest holding and the largest investment outside
the "Golden Dozen" is LVMH.   While Weetabix had qualified for inclusion in
"Good News" after the first half, it took strong third and fourth quarters to lift French luxury goods company LVMH Moet Hennessy Louis Vuitton to score a 32% gain for all of 1995. Over the past two years, LVMH has returned 84% for us.

     Our next largest "Good News" holding (up 20%+) is our sixteenth largest,
one of our few remaining British investments, SETON HEALTHCARE PLC.   Seton,
which pioneered flexible foot bandages, has recently made a number of small pharmaceutical product acquisitions, broadening its line. For the year of 1995, Seton achieved a 21% profit.

     AIR LONDON PLC, our next biggest investment after Seton (our 17th), broker and agent for executive private air travel, also qualifies for the "Good News" section. After a couple of tough years, profits are rebounding strongly. We held through the difficult period, as the company continued to be profitable, debt-free and cash-rich. After a 21% rise in its share price during the first-half of 1995, Air London added even more than that to the first-half gain in the third and fourth quarters and these shares closed up 68% for all four quarters of 1995.

     Our next biggest holding to qualify is a newcomer to the "Good News"
section in 1995. It is our Danish investment, CARLSBERG, the largest brewer in Scandinavia and our 20th largest position. The company typically downplays earnings prospects. Once again, annual earnings positively surprised the market and the share price responded by not only passing the 20% "Good News" threshold in the fourth quarter, but through 30%, as well. For the year, Carlsberg rose 31%.

     Our next biggest (21st) is our lone Spanish investment, AUTOPISTAS C.E. SA. The company continues to achieve consistent, albeit slow, profits growth. It is our eleventh gainer of 20%+ as Autopistas has climbed 57% for the full year, up in line with its 26% gain for the half year.

     Our twelfth and smallest "Good News" stock is the British jewelry maker ABBEYCREST PLC, our 23rd largest overall. "Company S," our 22nd largest, is one of six new investments that doesn't qualify for this section, as "Company S" was purchased in mid-December. Abbeycrest shares had been mostly sold during the year, the remaining position in Abbeycrest rose 28% during 1995.

     All in all, we had six investments which gained between 24% and 55% during the first quarter of 1995. Even without the largest holding of these (- Wellcome PLC -) we had ten 20%+ profits for the first half of the year and we now have twelve, despite eliminating three big U.K. gainers, Powerscreen, Barbour Index, and ABF, from the portfolio and even without counting Callaway Golf, in our portfolio during nearly 11 of 12 months of the year and up more than 30% since we first purchased its shares: see "Our Largest Investment," page 61.

MISTAKES AND DISAPPOINTMENTS IN 1995

     In this section, we focus on those investments which have not worked out as well. For purposes of objective responsibility, we have in the past employed the following criterion for selecting these candidates of dubious distinction: it must be an investment which lost 20% or more in its market price this year. While those of our dozen largest investments that were in the portfolio all year were profitable in 1995, we had to look to find ones that were down 20% or more in 1995.

     Last year, for the full year of 1994, we had to look to some of our smallest holdings (three of the four accounting for just a fraction of 1% of our net asset value) in order to find ones that declined at least 20%. This year (1995), the only two stocks down 20% or more are each only about 1% of our net assets.

     First, accounting for about 1% of our assets, is ESSEX FURNITURE PLC extending last year's poor performance when its share price dropped 22% for the full year of 1994. Adding in dividends, however, cut Essex' net loss to us last year to less than 20%. This year, Essex lost an additional 33%. Its shares are extremely volatile as when there are buyers there seem to be no sellers. This was the case when we first bought these shares in mid-1993, as its price then rose 113% in just six months enabling us to briefly more than double our money. Success for Essex was fleeting as higher interest rates in Britain in late 1994 and early 1995 caused some holders to sell all housing-related shares. Essex manufactures and retails furniture, an industry which generally follows the home building cycle. Meanwhile, a poorly performing U.K. market in general kept buyers away from many secondary (smaller company) shares. The result: A continued price slide for this year's first half. In addition, the company has decided to change its fiscal June 30 year-end to a calendar year, adding to investor uncertainty. Essex shares have begun to rebound in the fourth quarter, despite tax loss selling.

     Slightly larger (still only a little over 1% of our net assets) is RCO HOLDINGS PLC, the same two of dubious distinction as last quarter, with RCO down 38% for the full year. It may well be that we may not get a good shot now at selling either Essex or RCO, as they both appear to be having difficult years.

     Three-quarters (6 of 8) of those of our 12 largest investments (our "Golden Dozen") which have been in the portfolio for a full year or more qualified for our "Good News" category this year with over 20% gains. The biggest of these (Sandoz) was up 76%! National Dentex nearly tripled! Of the 9 of our "Golden Dozen" which have been in the portfolio for more than 90% of the year, which includes our absolute largest (Callaway Golf), nearly 80% (7 of 9) were up over 20% . All together our "Golden Dozen" represents 84% of our portfolio value. On the other hand, Essex and RCO are among our smallest nine holdings, with all nine of these small holdings together barely accounting for 5% of our portfolio value.

     Both Essex and RCO continue to be debt-free. As was the case last year with Barbour, I did not see and react to the change in trend soon enough and that may always be a mistake in the short term. However, long-term minded managements and debt-free balance sheets have a way of turning this year's "Mistakes and Disappointments" into next year's "Good News."

1996 OUTLOOK

     Most of our investments were notably profitable in the latest years. For the new year, I believe that lower interest rates in every country where our investments are located is much more positive a background than this time last year.

     As for 1996, I would not be at all surprised by a catch-up move in the European markets we are predominantly invested in. While 1995 was the year of the Dow, 1996 may well be the year for these markets.

     Particularly during the summer, substantial cash balances were raised as a confluence of a negative monetary background in the United Kingdom, along with an ominous divergence between popular market indices reaching new highs unsupported by broad market measures, and a lack of value according to our criteria to reinvest the cash resulted in a defensive posturing. At its recent peak, treasury bills, cash, and net receivables totaled 45 percent of our net assets.

     Recently, broad market strength and more positive monetary conditions have begun to asset themselves domestically and in London and other European markets as well. Given the improved background, we can once again look to the future with confidence. We are investing in some excellent businesses on both sides of the Atlantic.

     We are now aggressively pursuing a fully invested policy. However, with value so difficult to find in North America and with many European companies having difficulty currently meeting our consistency of operating earnings growth criterion, there were limitations on our ability to reinvest funds once in treasury bills.

     This was one of several reasons behind Z-Seven's Board of Directors action to distribute in cash, for the first time in our history, substantially all of our realized capital gains for the year to our shareholders.

     We have successfully overcome the challenges of the tough times by being the best performing European invested fund thus far during the 1990s. A shifting climate would be excellent for us, as we have all the more opportunity to prosper with the wind at our backs.

     Too often, Z-Seven Fund appears to you as a one-man show. While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investment in Z-Seven by my family, my friends and your families. You provide invaluable inspiration to me.

     I would like to thank all those who have demonstrated confidence in my growth/value discipline. At Z-Seven, I have been unusually fortunate to work with some of the best and brightest people that I could ever have hoped for:
Carol (our Corporate Secretary and Regulatory Compliance Officer), Laurie (our Treasurer and Chief Financial Officer), Cindy, Valerie, Aleshia and Jordan.

     Likewise, our Attorneys: Susan, Louis and Rey; Accountants: John, Tom, and Darryl; Graphics people: Kathy, Dennis and Barbara; Brokers: Bob, Dennis, Lydia, Jeff, Tim, and Bill; FX Currency Hedger: Bob; Conference people: Kim, Charles, Deborah, Diana, Karen and Kathryn; Banker: Nat; and even Garth and Victor (our daily U.P.S. men) have all lived up to the term "professional" and then some.

     Finally, our directors Rochelle, Joe and Jeffrey have each had a significant portion of his/her financial portfolio invested in Z-Seven; through their caring support, they each make Z-Seven even better.

Sincerely,

Barry Ziskin                        February 6, 1996

P.S. It is with great sadness that I report on the passing of Joseph Kleiman, one of our directors since 1989. His wisdom and efforts will not only be missed by Z-Seven and by the other public companies he so ably served as a director but by humanitarian and religious organizations for which he carried out a leadership role.

P.P.S. On a brighter note I would like to wish my daughter her best birthday ever as she turns eleven today.

STOCK PURCHASE CRITERIA/SELL DISCIPLINE (C)

     Among the features which set the Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection and its strict sell discipline.

     Questions about when and why we sell continue to come up and we are addressing them at the end of this section, after first detailing the stock purchase criteria.

     We are committed to a carefully determined set of strict rules which are designed to reduce risk. The stock selection discipline involves analysis through seven criteria which I have used since 1973. While Z-Seven is now celebrating its twelfth anniversary, I have been using these seven stock selection criteria for over 20 years for newsletters and for privately managed portfolios as well. More than 14,000 publicly held companies are analyzed in the developed countries of the world and the following criteria are rigidly applied in the selection of securities for inclusion in the portfolio.

     Each year, in our Annual Report, we discuss each criterion through an example of a different stock in Z-Seven's portfolio. For purposes of objectivity and providing the most meaningful examples, we use only our biggest investments. This way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

     My father would always tell me, "You will make mistakes . . . just do not make the same ones." Our stock selection discipline, which I began using more than twenty years ago, is the end product of mistakes previously made and learned from. Thank you Dad!

ACCOUNTING PROCEDURES:
RELIABILITY AND CONSERVATISM

     "Companies must not defer operating expenses or prematurely realize revenues and must have an auditor's report on financial statements that is unqualified in all material respects."

     Most of the companies screened fail to meet this vital criterion. The other criteria would be meaningless without the credibility of conservatively reported earnings and balance sheet information.

     It is for this reason, as well as the necessity to make thorough adjustments to reported earnings as discussed in our Consistency and Strength of Growth criterion, that we insist on taking the time and effort to make the stock selection process as valid as possible through manual analysis. Any attempt to take a short cut through a "quick-fix" computer program must carry with it the great risk of unreliability.

     An international common denominator is that no company pays more taxes to its taxing authority than is absolutely necessary. When we are asked how we can interpret a variety of accounting differences in the various leading industrial and commercial markets we invest in, we reply that it is this tax versus book (reported to shareholders) analysis that is our guide.

     How can the average investor determine the difference between those conservatively reported profits for income taxes vs. the figures which we (the public) see? We direct investors to make use of the income tax footnote of the annual reports of the companies they are interested in. - SEE BOX BELOW

     Tax actually paid is called "current tax," while the extra tax which would have been paid if the company paid taxes using the same accounting practices as
used in reporting earnings to the public is called "deferred tax."   Adding this
extra "deferred tax" to the "current tax" (actually paid) gives us the total income tax we see reported to shareholders.


Example:  Current tax   $30 million
          Deferred tax   10 million
                        -----------
          Total tax     $40 million

     This company actually paid only three quarters - $30 million of the $40 million of the tax it claimed it paid in its earnings report: thus, the company's more conservatively reported profit for tax purposes is really only three quarters of the earnings that are reported to the public.

     Deferred taxes will be explained by management to involve "timing differences." In some cases, this is true and an examination of the income tax note may show this deferred amount reversed from the prior year or possibly in the next year or two. These notes may well encompass three years worth of information - they do here in the U.S.

     In Britain, the notes to financial statements are easier to find than they are here in America, as the English organize the notes sequentially according to the usual format of the income statement and balance sheet. They refer to our "Income Tax" note as "Taxation" and to "Current Tax" as "Corporation Tax." The British may hide some of the deferred tax if they believe that the "timing" difference is permanent. Be careful to also review the "Provisions Note" on the "Group Consolidated Balance Sheet" for "full" deferred tax liability.

     It is difficult to avoid using different depreciation methods for taxes and for financial reporting. For tax purposes, depreciation is calculated using a so-called "accelerated" method which more aggressively reports this deductible expense. For financial reporting purposes, a straight-line basis is used. Everybody does this.

     Watch out for those differences in recognizing income and expenses which cause significant deferred tax consistently piling up year after year. For a U.S. company, if you were to use notes from, say the 1992 and 1995 annual reports, you would have six years worth of data from just two tax notes (three years worth in each annual report). Most foreign companies will require three annual reports (two years per note) to cover the full six years.

     In some European countries such as France and Switzerland, the "Provisions" note to the "Group Consolidated Balance Sheet" is the only source of deferred tax information.

     Becoming familiar with the individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying an extra level of good common sense to protect your hard-earned dollars.

     In some countries (such as Italy and Germany), only a handful of public companies disclose this note which tells us how conservatively earnings are being reported. If we do not have access to this vital data, we simply do not invest in that company.

     As an example of the differences between accounting methods, during the last decade (the 1980s), the earnings reported, to the shareholders, by the average Standard & Poor's 500 Company were 23% higher than earnings reported to the I.R.S.!

     For our portfolio, earnings are reported to the public just as conservatively as for income tax declaration. By taking reserves in financial reporting, which are not tax deductible, many companies in our portfolio report even more conservatively to the public than they do for taxes.

     Our current number two (second largest) holding, Sandoz, the major Swiss pharmaceutical and chemical manufacturer and recent acquirer of Gerber (the U.S. baby food company), last year was highlighted as the example for this criterion, as it had recently been required by International Accounting Standards to revise their earnings significantly higher than had been the company's previous practice.

     CALLAWAY GOLF, one of the four new holdings among our "Golden Dozen" - see page 61 - is our very largest investment. While competitors try to capture market share from Callaway, it has stuck to conservative inventory control to protect its pricing flexibility.

The company has no debt and is awash with cash, also signs of conservative management. Perhaps where their conservatism is most evident is in how significantly and consistently they understate their reported earnings to the public, as they make use of reserves which the I.R.S. will not even allow them to use. In the three years since going public, Callaway has done just the opposite of most companies which have recently gone public and has actually reported over 17% more conservatively to it's shareholders, each and every year, than it has to the I.R.S. Over the three years, Callaway's average undereporting (public vs. tax) is a whopping 24%! The year just past has not as yet been reported; my guess is that it's year #4 of ultra-conservative accounting.

CONSISTENCY OF OPERATING
EARNINGS GROWTH

     "At least 10% growth in adjusted pre-tax income in each of the six most recent years."

     Throughout the last six years, for the first time since the early 1980's, recession in Europe has made consistent double-digit operating growth nearly impossible. Nearly ... yes, now is when the cream rises to the top.

     As we search for the best quality management, we look for earnings that are not only reliably and conservatively stated, we also look for those companies that are predictable in their growth . . . year after year. . . regardless of changes in the economy, or their particular industry or product area. We only invest in those companies that do just as well in difficult times.

     The Standard & Poor's 500 Index has suffered five years of down earnings over the latest decade of reported earnings (1984-1994). By contrast, the companies in our portfolio have averaged one-quarter of one down year during the same period. Predictability!

     During the latest reported decade, S&P 500 companies have suffered down operating earnings 20 times as often as Z-Seven companies. We believe the consistent strength of corporate earnings growth within our portfolio will direct more investors to our well-managed companies!

     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting out such extraneous factors as interest rate movements. After all, why should a company so well-managed as to generate excess cash have their operating earnings penalized, in our analysis, when interest rates are declining?

     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.

     We do make adjustments for tax accounting to put each year on comparable and conservative footing. Over and under reserving, gain or loss from the sale of fixed assets, currency movements, and other non-operating items are also adjusted to "de-program" earnings.

     Many companies appear to have consistent growth due to their planned timing of significant accounting events which have nothing to do with the true operating picture. The extra work we put into the analysis is worth the effort to find companies that are, in fact, the best managed.

     Z-Seven's third largest holding is GETRONICS NV, a Dutch supplier of technical maintenance and support services for data communications and automation systems, mainly serving the Benelux market.

     Last year Getronics was our largest investment and was used as the example for our "Balance Sheet: Corporate Liquidity" criterion and the year before it was the focus of our "Balance Sheet: Working Capital" criterion.

     The first year Getronics was detailed along with our "Strength of Internal Earnings Growth" requirements. This is Getronics' fourth year among our largest seven holdings and therefore exemplifies four different criteria.

     Among Dutch automation service companies, Getronics stands head and shoulders above the rest. Of twenty such firms which went public in the '80s, three have gone out of business in recent years, two were saved at the eleventh hour by takeovers, and the balance have been trading at an average of less than half of their highs. Only Getronics keeps making new highs, seemingly day after day.

     At a time when the market was saturated by a bunch of "me-too" companies trying to cash in on growth of computer software, the recent recession in the Netherlands as well as neighboring countries which the Dutch export most to (particularly Germany) had put additional pressure on an industry already beset with problems.

     Since their acquisition of Konig en Hartman in 1991, Getronics has been the largest automation company in the Benelux countries. It is now the market leader in those automation sectors which are likely to grow most in coming years. Getronics enjoys an excellent reputation among its clients and, in some cases, dominates market share with a solid order book of long-term service contracts and a widely-spread client base. In their most important market, third party maintenance (independent support of computers and networks under long-term contract), Getronics has a market share of more than 50% in a market which the company pioneered.

     After an outstanding showing in 1992 with pre-tax profit growth of 22%, profit figures provided difficult comparisons for 1993, as a combination of recession-related pricing pressures, and postponements of many larger projects by customers, held profit growth back to a mere 11%. Another factor limiting profits in 1993 were the costs associated with pursuing growth opportunities abroad.

     In 1994, earnings growth reaccelerated, seizing upon international expansion and a backlog of previously postponed customer projects. Pre-tax profits rose 24% in 1994, Getronics' latest reported year. When 1995 is reported, it should mark "at least" the twelfth consecutive year of rising profits. Getronics went public in 1985 and historical earnings information only goes back to 1983.

     The year of 1993 was not the only difficult year for Getronics. In 1991, the company's profits advanced by less than 20%, but by more than 10%. The company has reported growth of more than 10% every single year. Moreover, with the exception of 1991 and 1993, Getronics has achieved better than 20% growth (9 out of 11 years)!

STRENGTH OF INTERNAL EARNINGS GROWTH

     "Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period."

     If continuing to grow at all through the recent European recession is difficult, what about compounding that growth at over 20% annually?

     Over the full six-year period we analyze through this criterion, each company must triple its operating profits. Looking for stocks to meet this criterion was not so difficult during the 1970s when high inflation alone would make it appear that earnings were growing at phenomenal rates; today, with virtually no inflation to hype the numbers, companies must achieve true growth on their own.

     With our criterion for "Accounting Procedures Reliability and Conservatism," it is obvious that the intent is to reduce risk by choosing only those companies whose reported figures are most credible. Again, with our "Consistency of Operating Earnings Growth" criterion, it is just good common sense that investing in companies whose earnings are predictable, regardless of the state of the economy, also reduces risk. Our requirements for clean balance sheets, with little or no debt, and for solid value, as we buy only at P/E multiples under ten times, are discussed right after this "Strength of Internal Growth" criterion. Each of these criteria was developed to avoid repeating investment mistakes made in the past.

     Growth? This word sparks different images, based upon our own experiences as well as our own individual definition of just what "growth" means. Quality growth companies like Microsoft, Wal-Mart, Berkshire Hathaway, Wrigley, Procter & Gamble, and Home Depot have made investors consistent and substantial profits over the years.

     Still, "Growth" to others means emerging growth, full of pie-in-the-sky projections by brokers looking to sell us a "story" on the future of companies which lack past track records. The losses many an investor has suffered in these "emerging growth stocks" during 1969-1974, 1983-1984, as well as other times, brings back painful memories and you are likely to equate the word "growth" with "risk."

     Quality growth companies can obviously be profitable investments during bull markets. What many of us do not quite recognize is how quality growth can reduce risk of loss in bear markets as well. Our criteria cross-check and balance one another to eliminate as many stocks as possible from consideration so as to reduce risk from companies that play accounting games, companies that have earnings uncertainty during a weak economy, companies that have too much leverage and not enough liquidity, stocks which are already too well known and over-priced, and yes, companies that are growing too slowly also!

     How can there be risk in growth which is consistent and slow? Even if a company meets all of the other criteria for quality and value, growth that is too slow is a risk factor which needs to be addressed by the successful investor. Let us examine the following example of two stocks which are identical in every way . . . well, almost every way: they both start at a price of $27, selling at the same P/E multiple of nine times their $3.00 per share in earnings; both have clean balance sheets, conservative accounting, and consistent earnings growth year after year.

     One company ("Company Y") has steady, slow profit growth at the average compounded rate of only 6%, which is the annually compounded rate of earnings growth for the S&P 500 over the last decade of reported earnings (1984-1994).

     This is an unusually high growth rate for the S & P 500 which, in the previous decade ('83-'93), grew less than 5% compounded annually. Currency and cyclical factors (particularly for multinational companies) depressed the base year of 1984's reported earnings, so...don't count on that 6% in the next decade.

     The other company ("Company Z") has also grown consistently and at a 46% annually compounded rate, which is consistent with the average rate of pre-tax earnings growth for companies in Z-Seven's current portfolio during the same period. Actually, Z-Seven's portfolio has grown its earnings at a 69% compounded rate; however our largest holding (Callaway Golf) has grown at a 227% pace, which is obviously unsustainable. The 46% rate excludes Callaway's misleading influence.

                        "HOW STRONG GROWTH REDUCES RISK"

Both stocks are bought at a price of $27 (nine times current year earnings of $3 a share).

                                   COMPANY Y

This stock meets all of our criteria EXCEPT that earnings only grow at an average rate of 6% annually compounded just as the S&P 500 does. This Company does not have the cyclicality of the S&P 500 and therefore we will project two consecutive years of earnings growth, nor does it hype its reported earnings the way the average S&P 500 company does and so we will not have the need to adjust them.

                                    COMPANY Z

This stock meets all of our criteria with no Earnings growth of "Company Z" averages 46% annually compounded, the more conservative (excluding Callaway) average for companies in Z-Seven's portfolio. Since it meets all of our criteria, "Company Z," which has much stronger growth, also has consistent growth and conservatively reported earnings and we will also project two straight years of earnings growth in this example.

               YEAR ONE OF A TWO-YEAR 1973-1974 STYLE BEAR MARKET:

Company Y's earnings grow from $3.00 to $3.18 a share and the P/E ratio drops from 9 to 6.

Company Z's earnings grow from $3.00 to $4.38 a share and the P/E ratio still drops from 9 to 6 despite the strong growth.

              YEAR TWO OF A TWO-YEAR 1973-1974 STYLE BEAR MARKET:

Company Y's earnings only grow from $3.18 to $3.37 per share. Its P/E falls further from 6 to 4 times earnings. Some bear markets actually are this brutal! This multiplies ($3.37 x 4) out to a share price of only $13.48 at the end of the second year.

A 50% loss in a two-year investment ($13.48 down from $27) is suffered even though the stock was bought at an undervalued price (seven times earnings), the accounting was conservative, and earnings continued to grow consistently. Clearly the biggest risk factor in Company Y shares was that earnings growing at the S&P rate of 6% a year is just too slow!


Meanwhile, Company Z's earnings grow from $4.38 to $6.39 per share. Its P/E will probably hold up better. Still, we will assume that this worse-case scenario bear market shows no mercy, driving even Company Z's P/E from 6 down to 4 times. This results in a share price of $25.56 (E.P.S. of $6.39 x 4).

Capital preservation ($25.56 vs. a $27 starting price two years earlier) in Company Z shares in this worst-case scenario bear market is the result of reducing risk through value, quality, and growth of 46% annually compounded in earnings!

     The assault on British secondary shares from 1987 through 1992 is recent proof that long-term bear markets can and do occur. While our investment portfolio has not shown growth every quarter of every year, the fact that we profited over that full five year period illustrates in real terms what the example on the previous page shows. In fact, our five-year growth through 1992 was in sharp contrast to the Unlisted Securities Market Index which declined 31% below its November, 1987, post-crash low.

     Among the better known U.S. based multinational S&P 500 companies which have a heavy weighting on the Index such as Merck, Coca-Cola, and Philip Morris, a major part of their "apparently" strong growth from 1985 to 1994 was that they benefited from translating the currencies of their foreign operations into more and more (weaker and weaker) U.S. Dollars. During periods like the first half of the 1980s, when the U.S. Dollar was gaining substantial ground, these U.S.-based multinational companies were struggling to show the slightest bit of increase in their reported earnings. It could be that tougher dollar translations will hurt their reported earnings again.

     So . . . just as our prior criterion was discussed using an example of an investment based in Europe, another European company is the example for our "Strength of Internal Growth" criterion. We have thus selected a company that has shown impressive growth even though currency movements since 1985 have made their earnings growth from their U.S. operations understated.

     Our fourth largest holding is  ASTRA,  the leading Swedish pharmaceutical
manufacturer.   This is the first year for Astra to be among our seven biggest holdings and therefore as an example for one of the criteria.

     At first glance, Astra's 29% compound growth rate in profits over the latest reported decade (1984-1994) may not seem worthy of special attention, inasmuch as our portfolio average similar growth rate has been 46% (excluding the distortive influence of Callaway's growth rate). This criterion, however, focuses on the more recent six-year growth rate as being more indicative of current trends. After much slower growth during the mid 1980s, Astra's earnings have grown at a compounded pace of 47% for the last six years, for the latest five years, Astra's earnings have grown at a 49% annually compounded rate; during the latest four years, Astra's earnings have grown over 50% annually compounded!

     Moreover, Astra's recent growth has been achieved despite the constraints of size.

You see, the company is one of the very largest we have ever invested in: for 1994, (the latest reported year) sales exceeded the equivalent of $4 billion (U.S.) and ... more importantly profits before taxes surpassed $1.4 billion and
even after tax earnings topped $1 billion.    While the latest year (1995) has
not as yet been reported, these figures were running considerable gains for the first nine months and are likely to as well for the full year.

     While Astra is a huge company, it is still a relatively small factor in the world pharmaceutical market. Astra has several niche products which dominate their markets, but none grows as rapidly and has the long-term potential of its anti-ulcer wonder drug Losec, which is now (under its U.S. Prilosec name in a joint venture with Merck) the new U.S. government (Surgeon General) recommended ulcer treatment along with antibiotics, replacing Glaxo's Zantac. Glaxo's Zantac is not only the ulcer treatment kingpin, it is also by far the largest selling drug of any type in the world. As Losec replaces Zantac, Astra, in my opinion, should continue to grow as fast or faster than any other drug company.

     Over the last six reported years, Astra's earnings have grown more than 40% each time but once.

BALANCE SHEET:  WORKING CAPITAL

     "One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price)."

     "Current ratio" means current assets divided by current liabilities. "Quick asset ratio" means current assets, exclusive of inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.

     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since their businesses are so heavily dependent on inventories. For these businesses, you should also examine their inventory turnover ratio to determine whether or not their products are moving off the shelves.

     For a service company, there are no inventories and the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

     One of Z-Seven's most profitable investments in our portfolio and currently our second largest holding, is SANDOZ - See "How Has Our Portfolio Performed," starting on page 60. Sandoz was the example highlighted last year in our "Accounting Procedures: Reliability and Conservatism" criterion. The prior year, Sandoz was detailed as our focus stock for our "Consistency of Operating Earnings Growth" criterion.

     At first Sandoz may not seem as though it would be the ideal example for this criterion. In fact, as of its last published balance sheet (December 31, 1994), Sandoz' working capital as less than half its total debt (long-term plus short-term debt) or, as shown in the table on our "Golden Dozen" (12 largest investments) on page 73, Sandoz' debt is a whopping 207% of its working capital. Excluding Sandoz' last balance sheet, the remaining 89% of our portfolio has debt of only 28 1/2% of working capital (48% including Sandoz). So...why Sandoz?

     In 1994, short term debt nearly doubled and cash fell (about 28%) for the first time in four years to finance the acquisition of Gerber (the baby food
giant).   During the previous four years (and even prior), Sandoz' cash easily covered debt (in some cases more than four-fold). While the 1995 balance sheet isn't out yet, I see these four factors contributing to a vast improvement from the temporary leverage for the Gerber deal: 1) the proceeds from the sale of its cyclical chemical business; 2) the debt that left upon the sale of this highly capital-intensive business; 3) the usual growth in cash flow from its ethical drug manufacturing operations; and, 4) an entire year's cash flow from Gerber, a cash rich company.

BALANCE SHEET:  CORPORATE LIQUIDITY

     "Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest 12 months' cash flow. 'Cash flow' means net income plus depreciation, amortization, i.e., the difference between revenues and all cash expenses (including taxes)."

     The average S&P 500 company has so much debt (total long-term and short-term) that this massive total is more than nine times its working capital.

     While many companies in our portfolio have no debt at all, the total debt of the average Z-Seven stock is only 48% of its working capital, even including Sandoz.

     What about debt coverage by existing cash? The average S&P company has total debt that is more than three times their cash! By contrast, the average company in Z-Seven's portfolio has debt which is 26% less than their cash, also including the one-time poor balance sheet of Sandoz. On a cash-to-debt basis, the average Z-Seven company is more than four times more conservatively financed than the S&P 500!

     This year, the seventh largest investment for Z-Seven is NATIONAL DENTEX, one of the large chains of dental labs (bridges, caps, posts, etc.). Their growth strategy involves buying small mom and pop labs to expand geographic coverage as well as local market share. These acquisitions come at a cost to their cash and, in a lesser cash-rich company, may have resulted in substantial debt.

     Once in awhile, in order to close a good deal, National Dentex owes to the seller a small amount so that they can pay an attractive rate of interest to whoever just sold the dental lab. So, while National Dentex is not one of many of those that Z-Seven holds in its portfolio which are totally debt-free, Dentex' small amount of debt is less than one percent of its working capital. It's even less than one half of one percent of its cash!

PRICE/EARNINGS MULTIPLE/OWNER
DIVERSIFICATION

     "Shares must sell for less that 10 times our estimated earnings per share for the current fiscal year."

     "Less than 10% of outstanding shares must be held by investment companies other than Z-Seven."

     The Price/Earnings Multiple and Ownership Diversification criteria are discussed together because greater institutional buying results in a higher P/E multiple, while the opposite is true when institutions sell. The availability of institutional ownership data has changed throughout the years. To be consistent, we still use only investment company ownership. For this reason our Price/Earnings Multiple criterion is the more relevant of the two requirements. The following examples will therefore focus on value on a Price/Earnings ratio basis.

     I have used these criteria for more than twenty years (since 1973), and tested them back to 1966. In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

     Currently, the number of stocks meeting all the criteria still points to pockets of value in Europe. A few investments offering value have begun to develop in the U.S. at this time. Since stock markets tend to move to extremes in both directions, we believe that the U.S. market will now move toward an ever greater scarcity of quality growth stocks at undervalued prices during the remainder of the current bull market.

     There is considerable value among secondary European shares and thus our investment portfolio is back to a fully-invested position.

     Since we are grouping our two criteria together which deal with the recognition within the investment community of these exceptionally well-managed growth companies, we will provide two examples of outstanding value at this time.

     When we looked for value this year, where did we find it?

     More than two-thirds of our portfolio is invested in Europe, yet we also have a couple of big new holdings right here in the U.S. as well. Economic recovery across the Atlantic is stalled, bringing down interest rates which, in turn, has started to take some of the previously outstanding values out of range of qualifying as P/Es have risen from under ten times to surpass our maximum permitted P/E.

     So, we will look on both sides of the Atlantic in giving examples of our "Price/Earnings Multiple" (value: P/E under ten) criterion, using two of those among our largest, as rising prices and P/E multiples may make this our last opportunity to focus on exceptional values.

     Our sixth biggest investment is in Lindt & Sprungli, maker of fine Swiss chocolates. However, Lindt was used last year as an example of our value requirement, so we will go slightly outside our largest seven to ATAG NV, our ninth biggest.

     Last year, this Dutch conglomerate was also just outside our seven largest and was not used as an example for any of the criteria. The great irony is that although Atag's growth has slowed over the past couple of years, it was the focus stock for our "Strength of Internal Growth" criterion the year before last when only four investments were bigger than Atag. After removing earlier robust growth rate years, Atag's six-year compounded growth rate has fallen from 44% to just below our 20% minimum requirement and thus cannot be bought now, even though the value is here.

     Hopefully by next year, Atag's growth rate will reacellerate enough for us to add more shares to those we already hold. If its shares continue to sell at the year-end price, its P/E of 7 times my estimate of 1996 earnings will drop even further. My best guess is that we will not be the only ones attracted to Atag upon a resurgent growth rate and that the shares will not even be close next year to this year's price.

     Only four of our holdings were larger at year-end than DAY RUNNER, a new investment for Z-Seven in a domestic company experiencing accelerated sales and a rise in profit margins - just the flip side of Atag. In Day Runner, the value lies in how rapidly earnings are growing to the point where the share price has not quite kept pace with the earnings growth rate. Although Day Runner's year end price rose over our buy limit, at this writing the shares have dipped back into our buy range at just 8 times my estimate for earnings next year, as the company's earnings will likely benefit from current year fourth quarter introduction of its new products.

     At this writing, we have cut back some holdings to make room for new ones of greater value, bringing the Fund's average P/E down since year end. Still, Z-Seven's weighted average Price/Earnings ratio at the end of the year was just
9.6 times my estimate of earnings for the coming year.

     By sharp contrast, the S&P 500 companies (at a year-end Index reading of 615.93), actually trade more than 16 times the $38.01 "Tops Down" estimate of 1996 earnings by the Institutional Brokers Estimate System (I.B.E.S.). These S&P companies have shown themselves 20 times more likely to come in with lower annual earnings (over the latest decade) than Z-Seven's well-managed growth companies. In addition, the S&P 500 companies are riskier, with more than four times more financial leverage risk (debt/cash) than Z-Seven's more conservatively managed companies. The current P/E multiple of 9.6 for Z -Seven's portfolio offers outstanding value at a 40% discount to the S&P 500 P/E multiple, even before adjusting for differences in accounting.

     There are, however, significant differences in the quality of reported earnings. The S&P 500 companies have reported earnings to the financial community which have averaged 23% higher than the more conservative set of books used for income tax reporting. Adjusting their estimated $38.01 in earnings for 1996 to conform with conservative tax accounting results in only $30.90 in estimated earnings for the S&P 500. At a year-end Index of 615.93, the S&P actually sells for almost 20 times more conservatively estimated tax basis earnings for 1996.

     On the other hand, Z-Seven's portfolio of companies does report their earnings just as conservatively to the public as the most conservative set of books the tax collector will let them report. Thus comparing S&P 500 companies (which have nearly 20 times greater risk of down earnings than Z-Seven's companies do) on a more conservative tax basis of reported earnings, indicates that Z-Seven's portfolio is an even greater bargain than it appears at face value. On the basis of conservative tax accounting, Z-Seven's adjusted P/E is
9.6 which is actually at a 52% discount to the S&P 500's P/E of nearly 20 times.

     Is there still something missing from the picture? Absolutely! What would you rather own, a share in a company loaded with cash and free of debt or one that cannot pay its bills without someone else's help? The answer is obvious: investing in the S&P at its year-end close of 615.93 is by no means a free ride! Sure you get their $30.90 (tax basis) in earnings. What you may not have counted on is that you also get their $19.22 in net debt (over and above cash).

     Since the S&P 500 companies have $19.22 more debt than cash, the S&P is really selling at more than it appears as this hidden debt load means that at 615.93, you are really paying $635.15 (adding in $19.22 in net debt over cash) for the S&P 500's earnings. The P/E multiple on the net debt-adjusted S&P 500 of $635.15 is nearly 21 times their 1996 estimated earnings of $30.90 (tax adjusted for more conservative accounting).

     Z-Seven companies have more cash than debt, on average, and our net share of the extra cash is $3.8 million. Divided by our 1,385,649 shares outstanding shows that each share of Z-Seven owns nearly $2.74 per share in excess cash (over debt) of the companies we are invested in. We are thus paying $14.74 per share (our N.A.V. of $17.48 - $2.74 in cash) for businesses that I estimate will earn $1.82 this year on a conservatively stated tax basis.

     Z-Seven's net cash adjusted N.A.V. (what we are actually paying for our businesses) is $14.74 per share and thus our P/E on current year estimated earnings of $1.82 per Z-Seven share (of our holdings' net income) is just over eight times earnings.

     Thus, when factoring in debt, cash and conservative accounting, Z-Seven's P/E ratio of only eight times this year's estimated earnings is at a whopping 62% discount to the S&P 500's P/E multiple of 21 times!

     Still, looking at the P/E for 1996 without taking into account that our companies are growing much more consistently than S&P 500 companies- S&P 500 companies have nearly 20 times the incidence of down earnings as do Z-Seven's-and how Z-Seven's companies' smaller size and better management enables our companies to grow much more rapidly than S&P 500 companies, is like viewing a still-frame photograph instead of the living view of a motion picture. Over the decade, Z-Seven's companies have grown their earnings at a 69% annually compounded rate and, even without Callaway's 227% rate, our portfolio still has a 46% annually compounded earnings growth rate which is more than four times the meager 6% growth rate for S&P 500 earnings. The difference is illustrated in the P/E-to-growth rate which is 17% for the Z-Seven Fund (dividing Z-Seven's adjusted P/E of 8 by our more conservatively ex-Callaway calculated growth rate of 46% equals 17%). This is a 95% discount to the S&P's P/E-to-growth rate, which is 350% (21 adjusted P/E for the S&P, divided by its 6% growth rate).

     One can get an even better perspective by compounding the S&P's earnings over the next five and 10 years at its historical earnings growth rate. After five years, this growth rate would produce just $41.35 in S&P 500 earnings (adjusted for conservative tax accounting) and after 10 years, $55.34 in similarly adjusted earnings.

     By contrast, Z-Seven's portfolio has a 46% historic earnings growth rate over the latest decade, not even including Callaway. Our companies' better management, smaller size, demonstrated resistance to recession, and conservative finances all point to the likelihood of continued growth. The names in our portfolio will change periodically to ensure the same growth characteristics we always demand of companies we invest in. It is these characteristics, which are inherent in our discipline, that we can always expect to find in our portfolio. The few negative surprises are countered by positive surprises. As we only buy stocks at single-digit P/E multiples, value will also be a mainstay of our portfolios of future years. Applying the 46% earnings growth rate of Z-Seven companies over the latest decade, our per share earnings would rise to $12.09 in five years and $80.09 in ten years on a conservative tax basis of accounting.

     Even if we assume that S&P 500 companies will pile on no more debt over the next five or ten years than they already have, their 635.15 debt adjusted index value is at a more than 15 P/E multiple to its $41.35 possible tax-adjusted earnings five years out (2001) and over an 11 P/E multiple to potential tax-adjusted earnings of $55.34 ten years out (2006).

     Most likely, Z-Seven's well managed companies will continue to expand their net cash in the future as they always have. Without even taking this into consideration, Z-Seven's year-end cash-adjusted N.A.V. of $14.74 (what we are paying for the businesses themselves) is at a multiple of less than 1 1/4 times potential earnings five years out and a little over 1/6 of 1 times our potential earnings power in ten years time. This puts Z-Seven's P/E on prospective earnings at a 93% discount to that of the S&P 500 five years out and a more than 98% discount on potential earnings ten years from now.

WHAT ABOUT Z-SEVEN'S PREMIUM TO N.A.V.?

     At year-end, buying Z-Seven shares involved paying a premium of 27% to N.A.V. Adjusting our companies' earnings to most-conservative tax basis and the P/E multiples in our portfolio to the cash as well as debt on our companies' balance sheets (and doing likewise for the S&P 500) means that even paying a 27% premium to Z-Seven's N.A.V. can be a bargain!

     Paying 27% more for our portfolio still means paying 42% less than the S&P 500 on current year's estimated earnings, 91% less than the S&P 500 for prospective earnings in five years, and 98% less for potential earnings 10 years out! Paying that much less for a portfolio of far more consistently growing and more independently financed companies is a bargain to any intelligent long-term investor, even if the market is short-sighted enough to place a label of "premium" to current book value.

     By the way,   you have to pay nearly 4 times the S&P's book (N.A.V.) to
buy the S&P 500, never mind the price/book (N.A.V.) ratios that growth companies are demanding, Are they overpriced?

     Maybe so, yet at current low levels of interest rates...maybe not!

SELL DISCIPLINE:  BASED UPON THE
SAME COMMON SENSE CRITERIA AS
FOR STOCK SELECTION

     Investors often remark that portfolio managers and analysts are full of reasons why to purchase shares in a company and virtually never come to terms with which ones to sell and why.

     Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion. In investing, when we need to identify our adversary, we just need to look in the mirror for our answer.

     In the go-go years of the 1960s, I witnessed many a superstar mutual fund manager get a swelled head and fade into utter obscurity as performance deteriorated in the following bear market. I realized at the time that I can be my own worst enemy and that I would need to save me from myself.

     My stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept which has been the guiding principle for me as a money manager.

     There are seven events which will cause us to IMMEDIATELY ELIMINATE shares from our portfolio:

     1. ANY BREACH OF MY "ACCOUNTING PROCEDURES" CRITERION. Once the company begins to hype their reported figures or stops disclosing enough information to make a determination as to how conservatively (or not) earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule enacted, as nearly all companies which have once met this most important criterion continue to do so.

     Rarely . . . yes . . . still, every so often, a leopard does change its spots. A case in point occurred with our investment, the year before last, in Flughafen Wien AG. At the time we purchased shares in Flughafen (also known as Vienna International Airport), the company's accounting was ultra-conservative on its latest financials. However, these financials were prepared before it became a publicly-owned company. When the company's first annual report (since going public) was released, it indicated that Flughafen evidently tried to hide a disappointing earnings comparison with much more liberally applied accounting methods.

     While other criteria may cease to be met without necessitating the elimination of a holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the entire quality, growth, and value characteristics we seek are based. Early that year, we eliminated all shares in Flughafen on which we made a profit of about 25%, plus dividends, in about one year's time. Had we held our shares instead. . . and paid no attention to the deteriorating quality of reported earnings. . . nearly all this profit would have been lost the very next year.

     I will never invest in a financial company (bank, savings and loan, insurance underwriter, leasing company, real estate developer, etc.). Quite frankly, I find them impossible to analyze.

     2. THE BREACH OF MY "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN IMMEDIATE ELIMINATION of our holding unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short term in nature. We look for early warning signs so that if it is necessary to sell the shares we try to do so before the bad news is out and the price drops.

     During 1993, we eliminated our holding in Geodynamics. Value may be measured using different yardsticks and, through some measures, Geodynamics was clearly undervalued: 1) price was below book value; 2) even net working capital (a favorite measure of Benjamin Graham's) was not that far below its price; and
3) a P/E of only 10 on trailing earnings. For these reasons, and also to lend support to an out-of-favor stock, the company repurchased its shares on the open market over the prior few years. For all these reasons, we had been patiently holding on, even though the environment for the company's military software design was becoming more competitive, less profitable, and there were fewer meaningful contracts to bid on. The company's promise of a turnaround toward better earnings came through in 1992 by means of easy comparisons and we took advantage of the earnings bounce to get much better prices as we sold more than half of our shares.

     Still, Geodynamics was not a successful investment for us and when management came up with a plan to diversify only 25% of their business away from military to commercial applications over a five year period, we had to reevaluate our prospects. Even if management came through over the long-term on its 25% goal, who is to say that total earnings would grow at all over the next five years and that their new industrial gains would not be anything more than a replacement, at best, for sharply declining activity in their defense related business.

     We decided that Geodynamics was a case in point of a breach in our "Consistency of Operating Earnings Growth" criterion that was of uncertain duration and extent and therefore required the elimination of the remainder of our Geodynamics shares.

Unfortunately, we lost a little money on our ill-fated Geodynamics investment; the little profit we would have made had we continued to hold is dwarfed by recent investments we have made with the proceeds.

     A long term change in our companies' profitability and growth happens infrequently, so, like our first rule for immediate elimination, we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. Therefore, it is our desire to maintain small positions in these companies.

     We still take immediate and prudent risk-reduction action, even in these cases, and in those markets still benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one-third of our targeted position size for stocks which continue to meet all the purchase criteria. Why do we not just eliminate them immediately and re-invest all of the proceeds into those stocks which continue to meet all of the criteria?

     Most often alarm bells do not ring! Unfortunately, by the time I am aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions when panic runs rampant. In 1993, 1994, and 1995, we had much better opportunities to eliminate Geodynamics, Air Express, British Fittings, Hillsdown, Huntingdon, IMI, Michael Page, Wolseley, Abbott Mead Vickers, Barbour Index, Pearson, Bowthorpe and Titon at prices significantly higher than we would have been able to sell them for when they first disqualified.

     We have had investments in some superbly managed companies which had fallen victim to the mini-depression in Britain. Interest rates, which were high, depressed the building industry. The advertising industry had been, for other reasons, having an uncharacteristically difficult time.

     We entirely eliminated our position in building materials manufacturing giants Redland and BPB due to their exposure to reduced demand and intensified competition. These factors pointed to long-term over-capacity in roofing products and plasterboard. BPB was eliminated in mid-1989 at nearly a break-even, after just a few months when we first began to see the building industry's changing trends. We sold off our investment in Redland in the beginning of 1991, when they reported a slump in 1990 earnings and, adding insult to injury, also announced a rights offering to sell additional shares. After holding Redland for about two years, we were fortunate to earn a total return of about 30% (appreciation plus dividends) on those shares. When we have identified long-term structural changes in the businesses of some of our investments, we have usually been well rewarded for our immediate elimination of these investments.

     Amstrad makes personal computers and was a profitable investment for us through 1988. Amstrad, one of the worst performing stocks in the U.K. after we eliminated it from our portfolio, lost more than 80%, even after dividends, over the next four years.

     What about BPB and Redland? No such Amstrad-like disasters have followed our eliminations. BPB declined 40% in price after our sale in 1989 and Redland more than 60% after we eliminated these shares in 1991.

     In the case of smallish window frame and ventilator manufacturer Titon, their little niche business was only temporarily slowed in 1990 when earnings fell 35% in a very soft housing environment. Titon was a case of a bargain price not reflecting its long-term potential. Inasmuch as thinly-traded Titon was as difficult to buy in 1989 as it would have been to sell in 1990, the position size was never built to the point to where it exceeded one third of our desired size and, therefore, none needed to be sold in 1990 to bring our exposure down.

     We were well rewarded through our sell discipline, in quickly eliminating investments where problems were developing in building materials manufacturers BPB and Redland. On the other hand, patience in the case of a temporary earnings interruption paid off for us very handsomely in the case of window frame maker Titon. During the next two years alone, its earnings more than doubled to new records and its share price nearly quintupled over the next three years. Early in 1994, we eliminated our Titon holding. While it had been a great performer for us over the years, management had sold a substantial part of their holding, prompting our decision.

     Among British marketing and advertising agencies, none runs profit margins anywhere near as strong nor claims the prestige client roster of Abbott Mead Vickers PLC. Still, there were many success stories in lesser agencies during the 1980s before marketing and advertising trends began to take on structural and probably permanent change towards proven value expenditures only.

     Deteriorating earnings prospects for most marketing and advertising agencies caused us to eliminate our investment in Clark-Hooper, while maintaining our Abbott Mead Vickers holding which, like Titon, was less than one third of our targeted position size at the time.

     The Clark-Hooper elimination was at a loss, yet it could have been worse were it not for our selling discipline. Clark-Hooper shares fell 96% after our sale in 1991.

     Our retention of Abbott Mead Vickers enabled us to participate, ironically, in Clark-Hooper again, as A.M.V. bought it for next to nothing out of receivership, and to benefit by the near quadrupling of A.M.V.'s share price over the most recent four complete years. In 1995, we alas sold AMV, early in the year, for up to four times what we paid for them.

     3. IF, WHILE BREACHING OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION, THE COMPANY'S MANAGEMENT LOSES CREDIBILITY WHEN ACTUAL RESULTS ARE SIGNIFICANTLY WORSE THAN WE WERE LED TO BELIEVE THEY WOULD BE, WE ELIMINATE THE POSITION IN ITS ENTIRETY. We can make no reasonable determination of long-term growth potential if we are being lied to in the short-term.

     The largest of these eliminations was fortunately at a profit. Not all other similar situations, however, end as well as this one.

     So as not to offend any parties affected, we will not name names or give specific examples like we did in rule #2. Suffice it to say, following this rule has saved us money several times over the years.

     4. IF, WHEN BREACHING OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION, NECESSARY WORKING CAPITAL RATIOS PLUMMET SO BADLY THAT A DEFICIT IN WORKING CAPITAL OCCURS, WE WILL ELIMINATE THE INVESTMENT IN THAT COMPANY. This rule, while it is important, has very rarely been implemented.

     We just sold (last year) our Sage Group PLC which is adding insult to injury. Having seriously breached our working capital criterion in 1994, turning a positive net working capital into a much larger deficit, Sage then borrowed 50 times its net worth to finance an acquisition.

     For this reason, you will not find Sage in our portfolio this year. We more than doubled our money in a little over three years.

     In the case of a nominal (non-deficit) breach in our working capital criterion, working capital slippage may be seasonal for some businesses, temporary for others and, even at worst, not a serious worry as long as our other strict criteria are met. Still, our discipline, in the cases of nominal balance sheet slippage, requires the immediate reduction of our exposure to risk to bring the size of our holding down to just one half of the targeted position size for stocks which meet all seven criteria.

     In most instances, the balance sheet returns to meet our standards. This even happens by the very next quarter for some domestic companies - foreign companies generally report balance sheet information yearly; the current trend for many British companies, though, is to provide this data twice a year. If cash funds are available, we rebuild the position size when these requirements are re-attained, by purchasing more shares, so long as it continues to meet all other criteria as well. This is one of the main reasons we are willing to keep one half of a position size in non-serious balance sheet disqualification.

     5. WHEN THE FEDERAL RESERVE BOARD STARTED A RESTRICTIVE MONETARY POLICY IN 1994, AND BECAUSE OF THE EARLY WARNING SIGN TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS OF THE DOW INDUSTRIALS (BLUE CHIPS) VS. MOST INDIVIDUAL STOCKS (THE BROAD MARKET), WE ELIMINATED THOSE DOMESTIC HOLDINGS WHICH HAD ONLY HAD A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.

     It would take these companies six years to requalify even if they are better able to achieve continuous growth in operating profits, than they were when they failed to continue meeting my "Consistency of Operating Earnings Growth" criterion during the last time recessionary pressures were felt. Without a crystal ball to foresee the eventual extent of higher interest rate pressures to earnings expectations of these companies, I must conservatively be prepared for next time, which could even be worse than the last.

     Before both early warnings signs (monetary policy and divergent market trends), the Sell Discipline requires a two-thirds reduction in the size (to be cut to one-third of a targeted full position amount) of any holding in the shares of a company upon a minor breach of my "Consistency of Operating Earnings Growth" criterion, whose management retains credibility despite an interruption in the annual achievement (or expectation) of profit growth, and who appears to still have a bright long term future after what is believed to be a temporary pause in operating earnings growth.

     Only when both monetary policy and divergent market trend early warning signs are present, does the sell discipline require the ultimate elimination of the final one-third of full-position sized holdings in the investments in companies that have not had a more serious failure to continue to meet my "Consistency of Operating Earnings Growth" criterion.

     During 1994, we finally eliminated the remaining one-third of our shares in Boston Acoustics and Schulman, while we also sold our small holdings in Bowl America and Air Express. Bowl America and Air Express purchases were stopped early as it became less likely that they would be able to continue to meet my "Consistency of Operating Earnings Growth" criterion and therefore these two never even reached one-third size position in the first place.

     In Air Express, our portfolio suffered a 15% loss on this small holding over about 16 months; Bowl America shares, an even smaller holding, were sold at about the same price they were purchased for about three years earlier - a dividend yield of nearly 4% helped a little.

     Schulman's breach of my "Consistency of Operating Earnings Growth" criterion necessitated cutting the position in half in 1990. Even after selling about half of our Schulman investment during the next two years (at profits ranging from more than 30% in 1990 to more than a double in 1991), the remaining Schulman position was worth nearly 40% more than our less fortunate investments in Air Express and Bowl America, combined. The other half of the Schulman shares were sold in 1994 in accordance with this rule (#5) at profits ranging from over 80% to more than 160%, adjusted for three 3-for-2 stock splits.

     Boston Acoustics was once our largest investment. As its price surpassed our value criterion's maximum into a double-digit P/E multiple, we sold most of our holding in 1989-1992 at prices ranging from double (in 1989) to more than five fold (in 1992) the prices first paid for this investment (adjusted for a 2-for-1 split in 1991). After no longer continuing to meet my "Consistency of Operating Earnings Growth" criterion, the balance of our Boston Acoustics investment was eliminated in 1994 in accordance with this element of the sell discipline at about 3 1/2 times the price we first paid for the company's shares six years earlier.

     During the latest year, similar conditions in London caused us to eliminate holdings of companies which no longer meet my "Consistency of Operating Earnings Growth" criterion. Besides Abbott Mead Vickers PLC, we sold our shares in Barbour Index PLC, Wolseley PLC, Michael Page PLC, Bowthorpe PLC, and Pearson PLC in accordance with this requirement mostly during the first half of 1995. Barbour Index was always a little holding, never amounting to even 1 1/2% of the portfolio; it was held for nearly four years and gained only 36% plus dividends. Wolseley rose more than 120% (plus dividends) during its six year period as a much more significant holding than Barbour. Michael Page was larger yet, and gained nearly 180% during its six years as our holding. The smallest by far of these is Bowthorpe, which rose only 69% during its 5 1/2 years. Pearson (publisher of The Economist, The Financial Times, and Extel) gained 72% in 4 1/4 years.

     6. WHEN NEGATIVE MONETARY AND DIVERGENT TREND SIGNALS PERSIST, WE ELIMINATE ALL REMAINING INVESTMENTS WHICH NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.

     National Dentex, a thinly traded over-the-counter stock we started to invest in during the fourth quarter of 1994, was Z-Seven's only domestic holding at year-end 1994. All previous U.S. positions were eliminated after sell discipline rule #5 had been completed, in accordance with this rule (#6). Liqui-Box, International Speedway, Arnold Industries, Intertrans, Luxottica, UST Inc., and H&R Block were all eliminated as none of their share prices met our value requirements (of a single-digit Price/Earnings ratio) any longer.

     Liqui-Box, the largest and newest of stocks eliminated in 1994 in accordance with this rule, was first eliminated in accordance with sell discipline rule #5 some six years earlier. As the shares first disqualified back in 1985 when its price surpassed our value criterion maximum, we began selling the shares at that time. During those years, Liqui-Box sales were made at prices ranging from nearly a double (in less than 1 1/2 years) to nearly 5-fold what we paid for them 2 1/2 years earlier. After waiting for Liqui-Box to put together another six consecutive years of double-digit growth to requalify, we purchased the shares again nearly two years ago. While we did not profit this time to the same extent as we did the first go-around, Liqui-Box was eliminated this past year (1994) at prices ranging from 13% to 32% higher than what was paid for them the year before.

     International Speedway was the second biggest holding eliminated in 1994 as U.S. monetary policy and divergent stock market trends warning signals continued to worsen. Over nearly four years since we first purchased International Speedway, we eliminated these shares at nearly triple what was first paid for them.

     We first invested in Arnold Industries back in 1989. Some five years later, these shares were eliminated at more than double their cost (adjusted for two 2-for-1 stock splits).

     Intertrans was the fourth largest position eliminated in accordance with this rule, after Liqui-Box, International Speedway, and Arnold. During its 3 1/2
- 4 years in our portfolio, Intertrans gave us an approximate double on our money (adjusted for a 2-for-1 split).

     UST Inc. was one of our largest and most profitable investments during the 1980's. Less than a year after our purchase of what at that time was known as U.S. Tobacco, its price surpassed the maximum P/E for our value criterion and we thus began cutting our exposure, trimming more than 20% of our holding before the 1987 crash at nearly double what we paid for them (adjusted for a 2-for-1 stock split). Over the years, it grew and grew and the more we trimmed it down to reduce the risk of holding a stock at a double-digit P/E ratio, the more the remainder expanded and needed to be trimmed again. Beginning in early 1988 (when we resumed our selling after the crash at even higher prices than early/mid
1987), and extending through late 1992, we continued trimming until we ended 1992 with less than 10% of our initial U.S. Tobacco shares, adjusted for two more 2-for-1 splits. In 1991 and 1992, shares were sold at prices approximately 8 times their cost of 5-6 years earlier. The last of what is now called UST Inc. was eliminated according to this rule in 1994 at nearly 7-times their original cost some eight years earlier.

     The smallest of our 1994 eliminations under this rule was our H&R Block holding, accounting for only 1/2 of 1% of our portfolio's market value. We had not actually bought these shares and while most of the shares received from Sir John M. Templeton's Agape Co., in exchange for Z-Seven shares, were of companies already in our portfolio,

H&R Block was a new investment provided by this transaction. Unfortunately, it has not been nearly as profitable as most of the shares we received from Sir John M. Templeton's company. Still, we sold these shares in 1994 at a small profit over less than 1 1/2 years, although we received more in dividends than these shares appreciated in value.

     Hopefully, we will be able to invest again in many of these fine companies after the next domestic bear market gives us the opportunity to purchase these shares at better values should they again meet our purchase criteria.

     In Britain, Rule #6 caused us to eliminate Guinness, EIS, Powerscreen, Spirax Sarco, Tomkins, and Johnston Press in 1995. All six were profitable.

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING PRIVATE TRANSACTION, OUR DESIRED HOLDING PERIOD, WHICH IS FOREVER FOR WELL-MANAGED COMPANIES WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT ABRUPTLY SHORT.

     The high quality growth companies in Z-Seven's portfolio attract acquirers. The companies which meet our stringent criteria for consistency and magnitude of earnings growth, working capital, corporate liquidity, and accounting procedures, are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times current year earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a going-private transaction.

     While the acquiring company always pays the exiting shareholder a higher price than current market (to make us believe we are getting a good deal), there is every motivation on their part to buy our shares for less than they are really worth. In the case of going-private transactions, if the insiders already control the votes, they can practically "steal" their own company because the control block prevents any competition in bidding.

     After our January, 1984, initial public offering, Z-Seven began to invest about 13 million dollars in proceeds into 28 stocks, each of which met all seven of our criteria.

     Seven of our initial 28 investments were taken over or went private during our first three years. Our profits on these stocks ranged from 12% for American Sterilizer (an example of the poor deal often put through in "going privates") to 101% for Warnaco (one of the Fund's largest portfolio holdings) in a truly competitive takeover.

     Within nine months, the first of these (REDM Industries) was taken over. We first purchased the shares at $14 and, over the next four months, we continued to acquire REDM shares through 22 additional purchases, at prices from $12 to $15. An unsuccessful hostile bid of $18 by Mark IV Industries was exceeded by "white knight" Pullman Transportation which engineered the takeover at 20 3/8. This acquisition resulted in a 36% gain for Z-Seven over an average holding period of seven months.

     Within another two months, two of our original investments had gone private
- Superior Manufacturing & Instruments and American Sterilizer. Conwood Corporation was taken over in 1985. In 1986, Warnaco was taken over, and Bacardi went private later that year. In early 1987, Jeffrey Martin was also taken over.

     Of the investments we made after going public, 20,500 shares of Raymond Engineering were bought by us in 1985 and 1986 at prices ranging from $13 to $22
- they were tendered in 1986 to Kaman Z at $30 - for a profit of 59%. In 1986, we bought 53,200 shares of DeVry and had them tendered away a year later resulting in a 73% profit for Z-Seven Fund.

     Two of the U.K. stocks we had bought in 1985 and 1986 were also taken over in 1986. We purchased 45,000 shares of Standard Fireworks and saw it taken over by Scottish Heritable Trust PLC for a gain in excess of 45%. We then purchased well over one million shares of Brengreen PLC and realized over 33% in its takeover.

     Ruberoid PLC was purchased by Z-Seven in 1986 and 1987. During the third quarter of 1988, Tarmac PLC proceeded with an irrevocable tender offer of all shares; had Ruberoid still been in our portfolio on September 30, it would have been our largest holding. The very next month, Thermal Scientific PLC (which had been our fifth largest position as of September 30) was taken over as well by TI Group PLC, which later also turned out to become one of our biggest investments. Ruberoid more than tripled over just two years, while Thermal Scientific became our thirteenth takeover, at 55% profit in just seven months.

     Our two largest holdings in the U.K. in 1989 were taken over in the same year. Coalite was our largest holding at the end of the first quarter. Upon its takeover by Anglo United, our Coalite shares nearly tripled over about two and one half years, despite our purchasing them shortly before the 1987 market crash.

     Our second largest U.K. investment at mid-year 1989 was Boase-Massimi-Pollitt PLC. Purchased by Z-Seven during the first quarter of 1989, a 39% profit was realized upon its takeover by Omnicom Group in approximately four months. Boase-Massimi-Pollitt was not the only highly creative U.K. advertising agency to be taken over by an American agency in recent years. Lowe Group PLC was our third largest U.K. holding (fifth biggest overall) five years ago, when it was bought out (taken private) by its control block (30%), American owner Interpublic. While Interpublic got the better of the deal, our Lowe shares did provide us with a short term plus (a total return of nearly 40% during the year), which was particularly positive in that bear market environment. Paragon Communications PLC, a smaller U.K. ad agency was taken over by another British company in 1990 as was TMD Advertising Holdings PLC when it was acquired by Aegis PLC three years ago. Omnicom, acquirer of Boase-Massimi-Pollitt, has more recently taken a significant shareholding in Aegis and also in our last U.K. advertiser, Abbott Mead Vickers. Paragon and TMD were difficult stocks to buy and therefore never were among our largest investments. Also, against a bear market background, Paragon earned us a total return of 26% in about a year; TMD earned us a total return of 44% over about a year and a half. All in all, over a period of less than two years, four of our U.K. advertising agency investments were bought out.

     In 1990, just as we were beginning to invest in Wyndham Estate Wines Ltd., it was taken over. Although traded in a different market (Australia), it was not an easy stock to buy and so it turned out to be one of our smallest and shortest-lived holdings when it was tendered away.

     Another thinly-traded, difficult to purchase stock, Hipotronics, Inc., was taken over in 1992 after it returned 51% over two and a half years.

     In the most recent year, one of our largest investments, Wellcome PLC, became prey in an unsolicited offer by Britain's largest pharmaceutical company, Glaxo PLC. While we were paid a 50% or so premium to the market, the Board of Directors at Wellcome believed that Glaxo, now the world's leading drug manufacturer, got the better bargain.


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
HOW HAS OUR PORTFOLIO PERFORMED?

     In 1995, during our twelfth year as a public company, our portfolio grew in value by over 32%, while many other closed-end and open-end funds investing abroad suffered losses for the year or, at best, posted small gains. In eleven out of the latest thirteen quarters, we have achieved growth. Nearly all of our portfolio was invested in Western Europe at the start of the year and most of it still is. Five of the seven European markets in which we were invested began the year with continued corrections of 1993 gains.

PERFORMANCE IN 1995

     Four of our "Golden Dozen" (largest twelve) are new investments (including Callaway - now our biggest); three of these were first purchased just before year-end. Out of our top dozen investments (which together represented nearly 84% of our portfolio at December 31, 1995), 8 out of 12 were in the portfolio for the entire year, while Callaway was in for nearly eleven months. All 8 (and 9 including Callaway) that were in our portfolio for the entire year were up even before counting dividends.

     Of these 8 stocks which were all up without the aid of dividends, 75% of them (6 out of 8) provided better than 20% gains, even before adding in dividends; with Callaway it was 78% (7 out of 9). Among these, 83% (5 out of 6) were up more than 30% even before adding in dividends; with Callaway it was 86% (6 out of 7). Getronics was the only one which did not gain 30% - it was only up 28%. Including dividends, Getronics returned 31% making 7 out of 7.

     Out of the 5 stocks among the 12 largest in our portfolio all year long with more than 30% price gains, 80% (4 out of 5) gained more than 40% in share price, even before dividends, during the year of 1995. Annualizing our near eleven month gain on Callaway, it was 83% (5 out of 6). Of the 4 stocks which were in all year and were up more that 40% before dividends, 75% (3 out of 4) were also up more than 50% before dividends.

     Of the 3 stocks out of our "Golden Dozen" which had gains of more than 50% in 1995, 66% (2 out of 3) in fact were up more than 70% even without the aid of dividends. Of these two, Sandoz (our second biggest holding) was up 76%, while National Dentex (our number seven investment) was up 158% (closer to triple than double) for an average gain of 117% (more than double). Even among the 4 stocks which were newly purchased in 1995, 75% (3 out of 4) are already profitable. In fact, our most profitable new stock,

Callaway (our largest investment also) - see "Good News" on page 20 - is one of the big winners for 1995, up 36% for not even eleven months of the year.

OUR LARGEST INVESTMENT

1. CALLAWAY GOLF is our biggest position at year-end, accounting for a little more than 10% of our net asset value. We began buying Callaway in early February and purchased most of our shares in December, along with several new investments, responding to improved monetary (interest rate) and technical (broad market) conditions in an effort to reinvest cash and Treasury bills which had swelled to 45% of our assets. At this writing, shortly after year-end, we have already achieved our goal of returning the portfolio to a fully-invested position.

     In this mature bull market, value is not easy to find and therefore our investments in Callaway and others were initially targeted at 10% of our net assets each. Callaway, being much more actively traded than most of the other shares we were seeking, filled up its 10% goal quickly. Shortly after year-end, Callaway was cut in half to 5% of our net assets, so that we can achieve better balance and diversification as we have been able to acquire a new domestic holding in January (1996) and add four new British investments which were started just before year end. We are even beginning to add a sixth new position (in London).

     Besides being attracted to Callaway for its ultra-conservative accounting and under-reporting of its earnings - see page 31 for our "Accounting
Procedures: Reliability and Conservatism" criterion - Callaway's debt-free balance sheet, huge cash pile (even after substantial share repurchases), the share repurchases themselves, rapid and consistent earnings growth and value are also extremely important qualities.

     The company continues to fight off domestic competition for its "Big Bertha" metal woods and irons with successful and conservative inventory control and quality products. Overseas, Callaway is benefiting from a catch-up to the demand which started in America a few years earlier. Here at home, Callaway's new "Great Big Bertha" is just being launched and could be a "great big winner", producing higher profit margins than the more mature products.

     On our initial Callaway purchase in early February of 1995, we have gained 36% in less than eleven months. On the bulk of the shares, which were bought in December, they are

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
already up more than 10% in just a few weeks. Ultimately, it's long term success we are hoping to achieve with Callaway as well as our other investments.

AND . . . FOR THE REST OF OUR "GOLDEN DOZEN" (TWELVE LARGEST INVESTMENTS)

2. SANDOZ AG, our second biggest holding also accounts for a little over 10% of our net assets at year end.

     Sandoz AG is one of the three giant Swiss-based pharmaceutical and chemical manufacturers (eighth biggest in the world). Sandoz is one of the best diversified of the major drug companies, with more than three-quarters of their business outside of their ten best-selling products, making them less susceptible to drug industry pricing pressures through a combination of successful niche products.

     The company is also diversifying itself away from its reliance on the pharmaceutical industry. Sandoz is also now the world's dominant producer of baby foods and related products through their acquisition of Gerber Products (United States). This acquisition is already providing steady operating cash flow and improving their pediatric medicine business. While Gerber has market share dominance in North America, Sandoz is helping Gerber achieve better market share in Europe, where it is looking to make inroads on Beech-Nut's territory (owned by Nestle, another Swiss company). Beech-Nut has survived a few scandals that still leaves it vulnerable to Gerber. While Sandoz recently took on $1.5 billion in debt to help finance the Gerber deal, it should soon again have an excellent balance sheet and further sizeable acquisitions are quite possible - see "Working Capital" criterion on page 40 .

     Their pharmaceuticals include: 1) Sandimmun, which still dominates a market it pioneered for the suppression of immune reactions to transplanted organs and is increasingly finding other applications; 2) Clozaril, which dominates the U.S. market for the control of schizophrenia and has justified its high price tag by demonstrating dramatic hospital cost savings for this difficult-to-treat disease; and, 3) a full pipeline of new drugs, several of which have the potential to be true blockbusters.

     The orientation towards innovation can be seen in Sandoz' focus on research and development where they outspend Merck and German rivals (Hoechst and Bayer) nearly 2 to 1 (as a % of sales) and aggressively pursue collaboration with outside research organizations such as Dana Farber Institute (Harvard Medical School) and Scripps Research Institute.

     Still, given their highly productive research programs, it is the long term that appears to be outstanding for pharmaceuticals (most of Sandoz' earnings) and for profit margins that have potential for improvement in Gerber, particularly when the debt is paid off and the financing cost is done. Although Sandoz' domestic Swiss revenues only contribute 4% of their total (96% of sales are made abroad), the rest of Europe is Sandoz' most important market.

     At Z-Seven, we began purchasing Sandoz shares (registered shares, since they are less expensive than bearer shares) less than 4 years ago. Sandoz' share price has nearly tripled since we first invested in it. For the year of 1995 alone, Sandoz rose 76%!

     During 1993, we took advantage of the opportunity available to add to our Sandoz holding when pharmaceutical shares were at the year's lows. In fact, we nearly doubled the size of our position in March and July of that year. In less than three years, our newest Sandoz shares have already more than doubled.

     Just after year-end, Sandoz (like Callaway) was halved to 5% of our net assets to help finance the diversification into new investments, at even better values.

     3. GETRONICS NV is one of our very largest investments - this year #3 - for four consecutive years. The company is the largest service and maintenance firm specializing in automation in the Benelux countries.

     We first began buying Getronics shares nearly five years ago. As in the case of Callaway and Sandoz , Getronics shares accounted for a little more than 10% of our net assets at year-end and have recently been halved to 5% to accommodate better balance in our new investments.

     Shortly before 1993 began, we added nearly 30% to our position in Getronics with shares we acquired from Sir John M. Templeton as part of the compensation we received for the Z-Seven shares he purchased. By the way, we also added 60% to our Sandoz investment and to many other excellent holdings as a result of Sir John's purchase of Z-Seven shares.

     During the first few months of 1993, Getronics' share price was already up more than 20% since the start of the year and we trimmed our position back to 5% of the portfolio by selling a little more than 1/10th of our Getronics shares. By the end of the year, the Getronics shares we still held were up 44% for the year of 1993.


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
     Getronics continues strong: it gained another 62% in 1994 and another 28% in 1995; it is now nearly triple what we paid when we first purchased the shares about five years ago. And, it appears that the best is still ahead!

     4. AB ASTRA, the Swedish growth company, is still the of our newer members of our "Golden Dozen" and is now our fourth largest holding, even though the investment just started a year ago this past Spring. Afterward, the shares rose 26% in just a partial year (1994) and more than twice as much (+55%) during its first full year in our portfolio (1995). In just 1 2/3 years, Astra has nearly doubled. It is now a little over 7% of our net asset value.

     AB Astra is one of the fastest growing pharmaceutical companies in the world. Despite political pressure in many countries to contain health care cost, Astra's price levels are stable. And... Astra is staying ahead of the competition. Its R&D program and a variety of dynamic marketing agreements help make it a big winner.

     Astra is strong among leading competitors in many markets - in Europe, North America, Australia, and Asia and across a number of products. Astra leads the world market with a share of over 70% in local anesthetics. It ranks second in the world in peptic ulcer treatments and is light years ahead in technology. It takes the bronze medal in asthma therapies, ranking third in the world market.

     Astra's leadership in targeted fields of illness keeps growth rates climbing rapidly. Astra's growth has been both consistent and dynamic.

     Astra plans to continue its long-term growth by expanding outside Europe through a number of strategic marketing agreements. U.S. pharmaceutical giant Merck had been paying Astra royalties on Prilosec (Losec), Plendil, and Tonocard since 1982. It paid $60 million upon signing the agreement. Merck then set up a separate company for Astra products when sales reached the previously agreed target of $500 million. About a year ago, Astra exercised its option to transfer this company into a 50/50 joint-venture with Merck for the price of roughly the equivalent of September, 1993, through August, 1994, sales. This joint-venture company has an option on the majority of Astra's future pharmaceutical research. They could be looking at a much more significant opportunity in the U.S.

     In the case of Astra, no sales have been made of its shares in 1995.


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
     5. DAY RUNNER, INC. is one of our very newest, first purchased less than a month before year-end, yet it is already our fifth largest at more than 6% of our net assets. The company is the recognized leader in paper-based personal organizers and refills. I am particularly impressed with widening profit margins, even prior to sales growth. Although it is gratifying to see the shares up 10% in such a short time, it's far too early to determine the success of this investment. Along with Callaway, Day Runner represents a potentially powerful combination back into the domestic stock market for us - last year we were 98% in Europe. This year, while most of our assets are still invested in European shares which, I believe, have even greater prospects for a longer span, we are back to 25% of our assets right here in the U.S.A.

     6. LINDT & SPRUNGLI AG is one of our newer investments, purchased just before year-end 1993, and it is now Z-Seven's sixth largest at nearly 6% of our net assets.

     What Lindt is all about is premium Swiss chocolate specialties (boxes) and bars. The company enjoys a commanding share of the upper end of the Swiss chocolate market and even has over a 21% market share in the entire Swiss market, including medium-priced and lower-priced segments which make up the bulk of the overall market yet are not truly competitive with Lindt's quality products. Although the Swiss eat more than twice as much chocolate per capita as do the French, Switzerland is a small market and 84% of Lindt's sales are outside of Switzerland, with France as Lindt's largest market.

     Profits at Lindt have been mostly growing for years and the prospect of turning their German operation, which is second in importance only to France, into the black should not only help to continue this trend, it should also accelerate profit growth. To illustrate the importance of the German turnaround, it is noteworthy that: 1) substantial investment in the most modern production facilities and equipment should give the German operation every opportunity to eventually achieve the efficiency and profitability trends of Lindt's Swiss and French manufacturing; 2) while Lindt's Swiss and French sales and profit margins continue to grow, German sales (and their exports to Holland) are growing much faster; 3) Lindt bought out its minority partner in Germany just three years ago and has been employing the same plan that has already turned its French operation, which it took full control of in 1989, into one of the most modern, efficient, and profitable chocolate makers in the world; and 4) since Germany now represents one-third of Lindt's sales and an estimated loss of more than 10% of the company's profit, the achievement of normal company profit margins would mean that the current 110% of profit non-German operations now contribute on only two-thirds of company sales would rise proportionately to 165% of current profit to include a profitable German division.

     Thus, even without Lindt's likely continued growth in efficiency and profitability in its two main profit centers of France and Switzerland, even without any growth in sales anywhere in the world, Lindt would still be able to grow their earnings by 65% to reach 165% of the current level. Fact is, if German sales continue to grow faster than Swiss and French sales, German sales will probably reach 40% or more of Lindt's total over the next three or four years. Growth of 20% a year in the rest of Lindt's profits over these three or four years, plus comparable profit margins in Germany, give the company the potential to nearly quadruple profits over the next four years.

     Lindt's recent purchase of 90% of its Italian licensee could make even these possibilities quite conservative. Italy is by far and away Lindt's fastest growing and highest profit-margin area and is likely to continue growing rapidly as Italians, who now consume less than one-fifth as much chocolate as the Swiss, have considerable potential for greater consumption and have a preference for pralines and quality chocolates which are extremely profitable.

     With all of this profit growth potential, just how have Lindt's earnings and cash flow been doing up until now?

     The company depreciates its fixed assets (land and factories) over an incredible 2-3 years, leading to substantially under reported earnings; still, reported earnings have nearly doubled from 1990 to 1992 alone. In 1993, growth slowed considerably and in 1994 only flat results were achieved; however, a return to a faster track in profits growth probably began in 1995 and could accelerate in 1996 and thereafter.

     What a bargain we added to our Z-Seven portfolio at just nine times estimated (and ultra-conservatively stated) earnings and a mere four times estimated cash flow! In 1994, during its first year in our portfolio, Lindt shares rose 14%, adjusted for a distribution of warrants. In 1995 it rose 9%. While Lindt is only up 24% in two years, its best years could be coming soon.


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
     7. NATIONAL DENTEX ("COMPANY U") is our seventh largest altogether (third biggest domestically) and, more importantly, by far our best performer in 1995, up nearly 160%!

     In the past, we have adopted generic names for investments we are just beginning in cases where the shares were so thinly traded that we did not want to invite competition in purchasing more of them. Last year, we had begun to build a new position in a tiny over-the-counter traded company which made a pre-tax profit of just $2 million in its latest reported year. We called this one "Company U." Over the years, in similar situations, we have used titles of "Company V" through "Company Z."

     Actually, the first such name was taken after the Brand-X concept and called "Company X." Company X was Brent-Walker PLC, a major British holding which began in 1986. About 80% of our Brent-Walker position was sold in 1988 at nearly seven times its cost just two years earlier.

     "Company Y" was the next name and it was adopted for Boston Acoustics in 1989. Once our largest investment, most of our Boston Acoustics shares were sold in 1992 at about 5 times what we first paid for the stock.

     "Company Z" came right after "Company Y" in 1989 and is actually Airtours PLC, our most profitable holding ever. Most of our shares were sold a little over three years after their purchase, for nine times their original cost. The balance of our "Company Z" (Airtours) shares is worth 12 times what was first paid for them, adjusted for a 3-for-1 scrip issue (4-for-1 stock split) in 1991.

     Five years ago we began to go in reverse order in coming up with our alphabetical monikers, and nicknamed the next two "Company W" and "Company V." International Speedway (non-NASDAQ over-the-counter stock) was "Company W." Most of "Company W's" shares were sold a year ago for nearly triple what was paid for them; the "Company V" investment was actually Intertrans, a double.

     On to "Company U" (National Dentex). We added to our initial holding in early 1995 and, even after taking some sizeable profits, it is still our number seven (7th largest) investment at nearly 6% of our net assets, despite being in our portfolio for barely a year, thus far.

     When we first bought our National Dentex shares, they were the victims of misconception and, therefore, they were available at bargain prices. In order to finance further acquisitions of mom and pop labs, National Dentex sold its shares to the public in an initial public offering about a year prior to our investment. Inasmuch as all shares sold were by and for the company - insiders didn't part with a single share - the number of outstanding shares rose dramatically following its going public. Therefore, during each of the three quarterly earnings reports National Dentex issued (before we purchased its shares), the company reported three consecutive dips in year-to-year earnings per share. While many investors turned away at this point, we instead focused on meaningful growth in corporate operating profits, not on per share figures. Our analysis is beginning to pay off on this new holding which is up 158% during its first full year in our portfolio.

     8. L'OREAL is considerably smaller than National Dentex at less than 4 1/2% of our net assets; still L'Oreal is Z-Seven's eighth largest overall holding (up from 13th biggest last year - just outside the prior "Golden Dozen") and it is still our largest French investment.

     The Company's recent announcement to acquire Maybelline, combined with their recent purchase of Cosmair (their North American distributor), signals that the North American market is being sought after by L'Oreal, already the world's largest cosmetics and hair care firm, which has dominated the European market for some time.

     We first purchased L'Oreal C.I.s (Certs D'Investments), non-voting common shares, which were exchanged 5 (C.I.s) for 4 ordinary voting shares. At the time of our purchase (nearly 6 years ago), L'Oreal ordinary shares were too expensive for our "Value: P/E under 10" criterion at 14 times earnings, yet "C.I.s" were available at half the price (just 7 times earnings).

     A little over two years ago, we converted into ordinary L'Oreal shares and sold nearly half of these new shares because we then owned shares which no longer met our "Value: P/E under 10" criterion. Upon the sales, we quadrupled our money. For the balance of L'Oreal shares we own today, they are worth roughly six times what we paid for them (through the "C.I.s") nearly six years ago.

     9. ATAG HOLDINGS NV, is Dutch, like Getronics, and is our ninth largest investment at nearly 4 1/2% of our net assets. Once a small manufacturer of quality ovens, Atag's ovens, other kitchen appliances, and cookware business continue to grow right through

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
the recessions in Holland and other European countries it exports to. Sticking to the high-quality end of this market has meant less vulnerability to business cycles and its product reputation enables the company to consistently generate strong profit margins and cash flow. Furthermore, Atag management has made excellent use of its growing cash flow by acquiring other high-end product businesses that are not capital intensive, and continuing to diversify growth opportunities. While cooking product sales have tripled over the last decade, they are no longer the company's sole source of business, and now account for less than 40% of overall revenues.

     Many of Atag's newer businesses (such as Batavus, Dawes, Mercier, Hadee, Hercules, and Koga-Miyata high-quality bicycles, and a high-yield, environment-friendly technological breakthrough in the central heating boiler market called Blue Angel) have been growing even faster in recent years. Nonetheless, their oven and cookware division is still a reliable provider of cash flow and its steady, predictable growth was a major factor in the company's overall achievement of record profits during the year of 1994.

     In fact, while operating profits rose by 47% in 1990 (the last year the Dutch and surrounding countries' economies enjoyed buoyant conditions), it has been Atag's achievements during the recession that are truly noteworthy. During the first four years of the European recession (1991-1994), Atag achieved 11%-18% growth in operating profits.

     By the summer of 1995, business conditions in Holland deteriorated even further, yet even in the first half, Atag's pre-tax profit rose slightly.

     We began investing in Atag about three years ago and then, through partial compensation for the purchase of Z-Seven shares by Sir John M. Templeton's Agape Company, we received additional Atag shares which more than doubled the size of our holding. More shares were purchased in the open market and its share price rose in 1993, causing us to trim the position size back to 5% of the portfolio by selling about 1/10th of our Atag shares. In three years of holding Atag, so far, it has not as yet lived up to our performance objectives, with just a 12% gain. For the year of 1995, shares were up only 2%. The shares still offer excellent value and have much greater potential from here on.


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
     10. TT GROUP PLC is already our tenth largest investment overall, our 2nd biggest in Britain, despite the position starting just two weeks before year-end.

     TT is a group of industrial companies specializing mainly in manufacturing niche market products in the industrial, electronic, building services, and packaging areas. The Group exports to more than 112 countries with L170 million in sales now outside the UK.

     One measure of the company's dynamic long-term growth is that in its last annual report it published an eight-year financial record. In the period between 1987 and 1994, the company's revenues grew by over 23-fold to L397 million ($615 million). During the same period, pre-tax earnings increased over 30 times. With this type of track record, you can't help but feel that one way or another, management will find a way to make money into the future.

     The company's six-month financial report for the half year ended June 30, 1995, showed continuing growth. Pre-tax profits increased by 25% to L18.7 million ($29 million). The rate of earnings growth outstripped the growth in revenues which was up by 16% on the previous year. The TT Group's cash position remained strong with in excess of 34 million Pounds in the bank.

     What I really like about TT Group is that management seems to be very clear about what they need to do to continue to expand the Group internationally, remain competitive on a global basis, and provide investors with substantial growth. Perhaps the most important of these is their insistence on tight financial control. Yet this doesn't mean that they are stingy with the investment in manufacturing processes necessary to maintaining competitiveness. The company only operates in the high quality product sector in each of its fields and looks for complementary acquisitions all the time. They are flexible and diverse and have a number of ways of achieving their ambitious financial targets.

     The company has recently reorganized itself into three main divisions:
Electronic Components Division, which manufactures resistors, sensors, and ferrites; Industrial Products Division, which concentrates on industrial components, building products, and power systems; and, Packaging Division, which produces glass containers, twine, stretch wrap machines, and film. In the first six months of the year, each of these divisions has reported profits growth of between 15% and 32%, with the 15% coming from the Industrial Division, as you would expect.


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
     An important new area with excellent growth potential for the Group has been created by the acquisition of Race Electronics. This acquisition gives TT access to the printed circuit board assembly marketplace through a well known player in this market with a strong customer base in place. TT plans to return Race to profit quickly by applying its strong financial discipline to a fundamentally sound company. Since coming under the control of TT, other recent acquisitions - AB Electronics Group PLC and Magnetic Materials Group PLC - have both performed very well. TT made substantial investments in these companies and introduced cost cutting measures and new costing systems.

     11. WASSALL PLC - Like the TT Group, Wassall PLC is another UK-based industrial conglomerate. Also like TT, it has experienced sustained growth over a long period through tight management, clear direction and a highly effective acquisitions strategy...And...finally...just like TT, we just began to buy shares in Wassall in December.

     1994 was a dramatic year for Wassall. Besides a profit increase of 51% before tax and exceptional items, the company acquired U.S.-based General Cable Corporation for L177 million ($275 million), which gave the Group an immediate revenues power boost to over L600 million. General Cable manufactures copper wire and cable for the construction, voice and data communications and consumer markets. It is one of the largest producers of copper and cable products in the US with 22 separate manufacturing facilities in the country and factories in Canada, Mexico, the UK, and China as well. The company instantly became the Group's largest division and adds very wide scope for improved Group performance in the long term. Even in the short term, General Cable reported a positive contribution to earnings in the first year after Wassall moved quickly to streamline the management structure and reorganize the company around its major products and markets.

     As Chief Executive Christopher Miller said, however, "this should not mask another good performance from our existing businesses where sales, operating profits, and margins were again higher than last year." In addition, the Group continues to generate large amounts of cash, increasing operating cash flow by 100% in 1994. This enables the company to further improve its capital expenditure program to maintain competitiveness. In General Cable alone, for example, Wassall invested L20 million in 1995, double the average of the three years before the acquisition.


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
     Wassall consists of three other divisions in addition to General Cable. The Consumer Division is subdivided into two major companies, DAP and Antler. These companies produce adhesives and sealants, and travel goods, respectively. The Closures division consists of three companies: MCG Closures, MCG South Africa, and MCG Plascaps. They produce metal and plastic closures and other packaging products. The Industrial and Commercial Division includes a larger number of companies: Ergonom, Evertaut, Hille, MCG Containers & Closures, MCG Rosslite, Techno Pack, MCG Graphics, Gilchrist, and Bentley Photo-Litho. These companies operate in the office furniture, packaging, material handling systems, and pre-press services markets.

     The acquisition of General Cable immediately increased revenues by 230% over the previous year, but even in the six years between 1988 and 1993, the company increased in size by 35-fold. During that six-year period, profits grew 55-fold, without a single year of even flat growth. Earnings per share and dividends have grown equally relentlessly, with adjusted earnings per share leaping 35% in 1994 with the General Cable acquisition.

     On this evidence, I think Wassall has a very bright future well within its sights. With a philosophy of constant review of investment needs, product design, and methods of operation and manufacture, it's difficult to see Wassall running out of ideas to increase shareholder returns.

12. WEETABIX LTD. ("COMPANY T" IN LAST YEAR'S ANNUAL REPORT) rounds out our twelve largest ("Golden Dozen"). Although this breakfast cereal company is one of Britain's largest, shares are almost privately held - trading thinly on the "Matched Bargain Service" (analogous to our O-T-C Bulletin Board). This obscurity as a public company helped us to buy these shares at a bargain in 1994. While they have not gotten off to as spectacular a start in 1995 as "Company U" (National Dentex), Weetabix shares still advanced 40% during its full calendar year (1995).

     All in all, every one of our top dozen holdings (not including the three just purchased in December) were up during the year of 1995. Our "Golden Dozen" represents 84% of our year-end portfolio's market value.


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
PERFORMANCE AND FINANCIAL INFORMATION

     For performance, earnings growth, and balance sheet statistics on our 12 largest investments (comprising 84% of our 12/31/95 portfolio market value), we have put together the following table for your convenience:

                                      EARNINGS GROWTH               CURRENT BALANCE SHEET            ----------SHARE PRICE--------
                                       -(1984-1994)-*                     Total Debt                Year End      Year End       %
                                 #  of             Annually         (long and short -term)          1994          1995       Change
                                  Down             Compounded         as        %  of               ----          ----       ------
                                  Years            Earnings         Cash       Working Capital
                              For Earnings         Growth Rate      ----       ---------------
                              ------------         -----------
1.   Callaway Golf                  0(a)            +227%(a)(d)       NO          DEBT !                    NEW INVESTMENT(g)
2.   Sandoz AG                      0               +16%            151%        207%(e)             519.68        915.87       +76%
-----------------------------------------------------------------------------------------------------------------------------------
3.   Getronics                      0               +26%              2%          2%                 36.50         46.67       +28%
4.   AB Astra                       0               +29%             15%         14%                 25.51         39.64       +55%
-----------------------------------------------------------------------------------------------------------------------------------
5.   Day Runner                     0(a)            +82%(a)           NO          DEBT !                    NEW INVESTMENT(h)
6.   Lindt & Sprungli AG            1               +22%            186%        118%              1,337.41      1,457.07        +9%
-----------------------------------------------------------------------------------------------------------------------------------
7.   National Dentex                0(b)            +46%(b)           1%           0(f)               9.50         24.50      +158%
8.   L'Oreal                        0               +17%            116%        109%                204.09        267.25       +31%
-----------------------------------------------------------------------------------------------------------------------------------
9.   Atag NV                        0(c)            +31%(c)         384%         48%                 64.58         65.96        +2%
10.  TT Group PLC                   1               +59%             62%         36%                        NEW INVESTMENT(h)
-----------------------------------------------------------------------------------------------------------------------------------
11.  Wassall PLC                    1               +74%            159%         52%                        NEW INVESTMENT(h)
12.  Weetabix Ltd.                  0               +15%             17%         21%                 29.36         41.10       +40%

Z-SEVEN AVERAGE                     0(i)            +69%(d)          74%         48%(e)                                        +34%
(Total Portfolio)
S&P 500                             5               +6%             317%        903%                459.27        615.93       +34%


* Companies which have fiscal years already reported for 1995 have been updated to 1985-1995 information.

(a)  1989 was first profitable year.

(b)  1988 was earliest year for publicly available information.

(c)  1985 was first profitable year

(d) Excluding Callaway Golf, Z-Seven weighted average earnings growth rate is reduced to 46%.

(e) Excluding Sandoz, Z-Seven weighted average total debt as percentage of working capital is cut to 29%.

(f)  Debt is minimal; less than 1/2 of 1% of working capital

(g) Although Callaway was not in portfolio entire year, it gained 36% in nearly 11 months.

(h)  Just made in December.

(i)  Average (weighted) is less than 0.3.


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
PERFORMANCE IN 1994

     In 1994, during our eleventh year as a public company, our portfolio grew in value only 1.2%, while most other closed-end and open-end funds suffered losses for the year. Nearly all of our portfolio was invested in Western Europe. All six of the European markets in which we were invested for the full year had corrections of year-earlier-gains ranging from 3% - 16% full- year declines.

      While only one of our "Golden Dozen" (largest twelve) was a new investment (Astra), three of our next two dozen holdings were new. Out of our top two dozen investments (which together represented nearly 90% of our portfolio at December 31, 1994), 20 out of 24 were in the portfolio for the entire year. Of the 20 that were in our portfolio for the entire year, nearly two-thirds (13 out of 20) of the stocks were up even before counting dividends.

     Of the seven stocks which did not go up in 1994, only two were down by as much as 10%. Essex Furniture PLC was the only one down more than 20% - down 22%. This decline corrected a gain in Essex of 113% for just half a year held the year before.

     Two of the British investments, Airtours and Wolseley, were only down 1%; with the aid of dividends, they actually provided a positive return. Thus 15 of the 20 which had been in the portfolio for a full year (75%) had a positive return.

     Of the 13 stocks which were up without the aid of dividends, 85% of them (11 out of 13) provided double-digit (10%+) total returns after adding in dividends. Among these, 82% (9 out of 11) were double-digit gainers even before adding in dividends.

     Out of the 9 double-digit gainers, 78% (7 out of 9) gained more than 30% in share price, even before dividends, during the year of 1994.

     Of the seven stocks which were up more than 30% before dividends, 86% (6 out of 7) were also up more than 40% including dividends.

     Of the 6 stocks which had total returns of more than 40% in 1994, 66% (4 out of 6) in fact were up more than 40% even without the aid of dividends.

     Even among the 4 stocks which were newly purchased in 1994, 75% (3 out of 4) were already profitable. In fact, our most profitable new stock, Astra was one of the big winners for 1994, up 26% for just two-thirds of the year and it was already among our largest twelve holdings ("Golden Dozen").

PERFORMANCE IN 1993

     While nearly half of our "Golden Dozen" (largest twelve) were new investments, first made during the year, only three of our next two dozen holdings were new. All together, out of our top three dozen investments (which together represented nearly 95% of our portfolio at December 31, 1993), 28 of our top 36 were in the portfolio for the entire year. Of the 28 that were in the portfolio for the entire year, 82% (23 out of 28) of the stocks were up even before counting dividends.

     Of the five stocks which did not go up in 1993, only two were down by as much as 10%. Boston Acoustics was the worst - down 16%.

     Of the 23 stocks which were up without the aid of dividends, 87% of them (20 out of 23) provided double-digit (10%+) total returns after adding in dividends. Among these, 95% (19 out of 20) were double-digit gainers even before adding in dividends.

     Out of the 19 double-digit gainers, 84% (16 out of 19) provided total returns in excess of 20% after adding in dividends. Among our 20%+ returns, 87 1/2% (14 out of 16) were up more than 20% in 1993 in share price alone, not even counting dividends.

     Out of the 14 stocks which were up more than 20% before dividends, 71% (10 out of 14) gained more than 30% in share price, even before dividends, during the year of 1993.

     Of the 10 stocks which were up more than 30% before dividends, 70% (7 out of 10) were also up more than 40%, not even including dividends.

     Even among the eight stocks which were newly purchased in 1993, 75% (6 out of 8) were already profitable by year-end. Roughly $7.3 million was invested in all eight, of which the two that were not as yet making money for us accounted for only 8%. Thus, 92% of the money in these eight stocks was invested in the already profitable new stocks. In fact, our most profitable new stock that year, Essex Furniture PLC, was also the biggest winner for 1993 in the entire portfolio, up 113% for just a half year.

1992'S LARGEST HOLDINGS

     In 1992, our portfolio faced its most challenging test. In Britain, the Unlisted Securities Market Index (analogous to our NASDAQ composite) fell back to new multi-year lows. Nearly two-thirds of our portfolio was invested in the U.K., mostly in small cap stocks.

     Against this background, the portfolio had its most difficult year in 1992. Out of our top three dozen investments (which together represented nearly 95% of our total assets at December 31, 1992), 34 out of 36 were in the portfolio for the entire year. Of the 34 that were in our portfolio for the entire year, there were many bright spots. In fact, we earned a positive total return (including dividends) on nearly 70% of these stocks (23 of the 34) for the year as a whole. Of the 23 stocks which were profitable, nearly 75% (17 out of 23) provided double-digit (10%+) total returns. Among these, more than 70% (12 out of 17) provided total returns in excess of 20%. Among our 20%+ gainers, 75% (9 out of 12) had total returns surpassing 30% for the difficult year of 1992. Airtours PLC, by far our biggest investment, was up 35% in share price in 1992.

1991 PERFORMANCE

     For the portfolio as a whole, 1991 was our best year ever with growth of 54%!

     Of our three dozen largest investments, 15 were added to the portfolio during 1991. Of the 21 which were in our portfolio all year: each and every one showed gains during 1991. Of these, nearly 86% (18 out of 21) earned shareholders a total return (price appreciation plus dividends) in excess of 30% for the year.

    In 1991, Airtours was our largest holding and more than quintupled in price for the one year of 1991 alone, making it our best performer. In fact, Airtours was by far the best performing stock out of about 2,000 publicly traded company shares in the entire London market that year (Source: Barron's International Trader column/DataStream "The Year in London", December 30, 1991).

IN 1990

     In the United States, 1990 was the worst year for stocks since 1974 as the broadly based Value Line showed a decline of 25%. In Britain, the Unlisted Securities Market Index (analogous to our NASDAQ composite) fell 39%. Elsewhere in the world, even steeper declines were registered in Japan, Germany, Italy, Spain, and Canada.

     As for Z-Seven's largest 12 holdings in 1990 as well as our next 12 positions, which together accounted for nearly 70% of our net assets, 18 out of the 19 stocks which were in our portfolio for a full year - the other five were added during the year - posted gains during the difficult year of 1990.

     Of the 18 that were up for the full year of 1990, half of these gained more than 20%, of which two-thirds gained more than 30%. Our largest investment in 1990, Airtours PLC, was up 43% for the year!

PERFORMANCE OF OUR INVESTMENTS IN 1989: Six of our holdings, including our largest, were eliminated in early 1989. In the case of our largest position, we were forced to sell due to a takeover of the company; the other five were eliminated because they no longer met our strict investment requirements. On average, the six which were sold had more than tripled in price over an average holding period of about two and one-half years. They ranged in performance from +22% to +530%!

     In 1989, each of the stocks still held in Z-Seven's portfolio was a profitable investment. Their range of performance was more uniform; over the years, some had nearly tripled, others nearly quadrupled our purchase cost. All were still held in the portfolio at year-end 1989, after an average holding period of about three and one-half years at that point.

     TRACKING OUR HOLDINGS BACK TO 1988: the average one of our 1988 largest 12 positions (our "Golden Dozen") nearly tripled over an average holding period of about two years. Each was eventually closed out at a profit. We may recall that the two-year period which ended in 1988 included the great market crash of October, 1987.

     Well, then how did the "Golden Dozen" of 1987 close out the year? RESULTS OF OUR LARGEST POSITIONS OF 1987: Each earned us a profit. The average performance of our 1987 "Golden Dozen" doubled over less than two and one-half years, despite the crash.

     PERFORMANCE OF OUR INVESTMENTS IN 1986: before the crash, even though the Value Line Index was up only 4% in 1986, each one of our "Golden Dozen" and our "Second Dozen" (our 13th through 24th largest holdings) advanced in price for the year of 1986. Yes, all 24 of them. It was a wonderful year. On average, they had nearly tripled since being purchased, less than two years before. 1986 was Z-Seven's best year, until 1991 that is.

     Our 1985 "Golden Dozen" you ask? We did not begin to feature our 12 largest investments until our 1986 Annual Report. It is of note, however, that our N.A.V. performance in 1985 ranked #1 among all closed-end funds with our investment portfolio growing by 44.5% for the year (Source: No-Load Fund Investor).

BONUS/PENALTY PERFORMANCE INCENTIVE

Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by 10 percentage points (that is, 15% for Z-Seven versus 5% for the S&P 500) for the Advisor to earn a minimum quarterly bonus of one-quarter of one percent.

     If the S&P 500 gains 5% over the latest 12 months, our Z-Seven Fund net asset value performance must show a return of 105% (beating the market by a full 100 percentage points) in order for the Advisor to earn the maximum quarterly bonus of 2 1/2%.

     This unique bonus/penalty arrangement between Z-Seven Fund and its Advisor is not just theoretical; it is one resulting in actual payments to or by Z-Seven Fund's Advisor. For example, in 1992, British small cap stocks and other European-traded shares underperformed as compared to U.S. blue chip stocks as a result of a selling panic when uncertainty existed over the EC's Maastricht Treaty. Though it might have been more appropriate to compare Z-Seven Fund's performance to the U.S.M. index (since most of the Fund's portfolio was invested in the U.K.), it was instead compared to the S&P 500, as per the arrangement. This comparison resulted in the Advisor paying penalties to the Fund in excess of $230,000.

OUR UNIQUE BONUS/PENALTY PERFORMANCE INCENTIVE TABLE FOLLOWS.

SPECIAL BONUS/PENALTY ADVISOR INCENTIVE

Trailing 12 months                                                                  Quarterly
Percentage Point Difference                                                  Bonus Or Penalty
---------------------------------------------------------------------------------------------
 0   to 9.9                                                                                0%
---------------------------------------------------------------------------------------------
10  to 14.9                                                                   1/4   of     1%
15  to 19.9                                                                   3/8   of     1%
---------------------------------------------------------------------------------------------
20  to 24.9                                                                   1/2   of     1%
25  to 29.9                                                                   5/8   of     1%
---------------------------------------------------------------------------------------------
30  to 34.9                                                                   3/4   of     1%
35  to 39.9                                                                   7/8   of     1%
---------------------------------------------------------------------------------------------
40  to 44.9                                                                                1%
45  to 49.9                                                                           1  1/8%
---------------------------------------------------------------------------------------------
50  to 54.9                                                                           1  1/4%
55  to 59.9                                                                           1  3/8%
---------------------------------------------------------------------------------------------
60  to 64.9                                                                           1  1/2%
65  to 69.9                                                                           1  5/8%
---------------------------------------------------------------------------------------------
70  to 74.9                                                                           1  3/4%
75  to 79.9                                                                           1  7/8%
---------------------------------------------------------------------------------------------
80  to 84.9                                                                                2%
85  to 89.9                                                                            2 1/8%
---------------------------------------------------------------------------------------------
90  to 94.9                                                                            2 1/4%
95  to 99.9                                                                            2 3/8%
---------------------------------------------------------------------------------------------
100 or more                                                                            2 1/2%

Performance Comparison:

Fund Net Asset Value (even after all ordinary expenses) vs. expense-free S&P 500 Index (including re-invested dividends) for latest 12-month period.

Z-SEVEN TAX INFORMATION STATUS

     For 1995 the Fund elected to distribute substantially all of its net capital gains to the shareholders. Broad market strength and more positive monetary conditions, recently, have prompted a return to a policy of full investment. However with a scarcity of value in North America and with the inability of many European companies to meet our consistency of operating earnings growth criterion, there are limitations on our ability to reinvest the substantial cash balances raised when market conditions called for a defensive posture. This was one reason the Board of Directors elected, for the first time in the history of the Fund, to distribute realized capital gains to the shareholders.

     For years in which the Fund retains and pays taxes on realized capital gains, tax paying shareholders must include in their gross income their portion of the Fund's realized capital gains and they are entitled to claim a credit (or a refund for non-tax paying shareholders) for the tax paid by the Fund on such gains. In addition, shareholders are entitled to increase the tax cost basis of their shares by the remaining undistributed gains (the net amount retained by the Fund after it pays the tax). Following is a history of undistributed capital gains and the related taxes paid by the Fund:

                                  PER SHARE AMOUNT

                  Undist.                   Z-Seven's
                  Capital                   Payment of                 Tax Cost
                  Gains    -                Taxes             =        Write-up
                  -----                     -----                      --------
1984-85           $   0                     $   0                       $    0
1986               1.65                       .44                         1.21
1987               2.11                       .68                         1.43
1988               3.10                      1.05                         2.05
1989                .54                       .18                          .36
1990-92               0                         0                            0
1993               1.28                       .45                          .83
1994                .14                       .05                          .09
1995                  0                         0                            0
                                                                        ------
              Total Tax Cost Write-Up                                   $ 5.97

     For an original shareholder, the initial purchase cost of $15 per share is first adjusted to $10 per share for the stock split in 1986. Then, the total of $5.97 per share in tax cost write-up is added to the split adjusted $10 per share cost to allow you a $15.97 per share tax cost basis on your Z-Seven shares.

INVESTMENT POLICIES AND OBJECTIVES

     Since the last filing by the Fund of an update to Form N-2, the Board of Directors has adopted and approved the following changes to the Fund's investment policies and objectives:

FOREIGN SECURITIES

     The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers. At December 31, 1995, the Fund had total net assets in the amount of $24,219,524 with 1,385,649 shares outstanding. Approximately 74% of its total net assets at December 31, 1995, were invested in foreign securities.

OPTIONS ON STOCK INDEX FUTURES

     The Fund may consider from time to time (but at present has no intention to pursue) the purchase and sale of call and put options on stock index futures traded on a recognized domestic, national or foreign stock exchange or board of trade as an alternative method of hedging market fluctuations; purchases and sales of options will also be made to close out open option positions. The Fund's Board of Directors has approved these special investment techniques as an alternative means of protecting the portfolio, when in the Advisor's opinion, such hedging transactions may reduce risk in anticipation of adverse price movements. No such transactions occurred during 1995 or for the previous six years.

FOREIGN EXCHANGE CONTRACTS

     The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign exchange contracts, this additional hedging method gives the Fund the ability to invest all of its assets in common stocks, including such assets that were previously unavailable when hedging with put options.

                        Page 82 Intentionally Left Blank

Z-SEVEN FUND, INC.
Schedule of Investments
at December 31, 1995

------------------------------------------------------------------------------------------
Percent (a)           Common Stock                                  Shares       Value
------------------------------------------------------------------------------------------
             9.94%    Food, Confection, and Beverage
                      Carlsberg AS                                   4,100  $     228,419
                      Lindt & Sprungli AG                            1,000      1,457,069
                      Weetabix Ltd.                                 17,550        721,340
                                                                            --------------
                                                                                2,406,828
------------------------------------------------------------------------------------------
            22.03%    Health & Personal Care Products
                      AB Astra Class B                              45,400      1,799,565
                      L'Oreal Ord.*                                  3,998      1,068,469
                      Sandoz AG*                                     2,695      2,468,275
                                                                            --------------
                                                                                5,336,309
------------------------------------------------------------------------------------------
            14.17%    Luxury & Designer Products
                      Abbeycrest PLC                                20,800         35,485
                      Callaway Golf Co.                            121,600      2,751,200
                      LVMH Moet Hennessy
                         Louis Vuitton S.A.*                         3,105        645,623
                                                                            --------------
                                                                                3,432,308
------------------------------------------------------------------------------------------
             7.28%    Medical & Dental Supplies
                      National Dentex Corporation*(c)               58,000      1,421,000
                      Seton Healthcare Group PLC                    55,800        341,831
                                                                            --------------
                                                                                1,762,831
------------------------------------------------------------------------------------------
            12.43%    Multi-Industry
                      Atag Holding NV                               15,598      1,028,860
                      TT Group PLC                                 242,300      1,010,875
                      Wassall PLC                                  231,600        969,941
                                                                            --------------
                                                                                3,009,676
------------------------------------------------------------------------------------------
            19.16%    Printing & Business Services
                      Air London Intl. PLC                         192,300        319,218
                      City of London PR Group PLC                    7,500          9,652
                      Day Runner Inc. (c)                           45,800      1,580,100
                      Getronics NV                                  52,636      2,456,575
                      RCO Holdings PLC                              93,300        276,355
                                                                            --------------
                                                                                4,641,900
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
Percent (a)           Common Stock                                             Shares        Value
------------------------------------------------------------------------------------------------------
             1.12%    Retailing
                      Essex Furniture PLC                                      155,100        257,466
                      UDO Holdings PLC                                           1,700          6,593
                      Westfair Foods Ltd.                                          360          6,730
                                                                                        --------------
                                                                                              270,789
------------------------------------------------------------------------------------------------------
             3.43%    Travel
                      Airtours PLC                                             108,560        614,558
                      Autopistas C.E. SA                                        19,040        216,047
                                                                                        --------------
                                                                                              830,605
------------------------------------------------------------------------------------------------------
             2.83%    Miscellaneous                                            262,700        684,907

------------------------------------------------------------------------------------------------------
            92.39%    Total Common Stock                                                   22,376,153
                      (Cost $15,526,633)

------------------------------------------------------------------------------------------------------
             7.61%    Cash, receivables and other
                      assets less liabilities                                               1,843,371

------------------------------------------------------------------------------------------------------
           100.00%    Net Assets
                      (equivalent to $17.48 per share based on
                      1,385,649 shares of capital stock outstanding)                    $  24,219,524
                                                                                        ==============
------------------------------------------------------------------------------------------------------


* All or a portion of this stock was pledged as collateral for the line of credit.

(a) Percentages indicated are on net assets of $24,219,524.

(b) Aggregate cost for federal income tax purposes was $15,526,633 at December 31, 1995; net unrealized appreciation for all securities was $6,849,520. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost of $7,191,867 and aggregate gross unrealized depreciation of all securities in which there was an excess of tax cost over fair value of $342,347.

(c) Non-income producing investment (no dividends were paid on this stock in 1995).


                See accompanying notes to financial statements.

Z-SEVEN FUND, INC.
SCHEDULE OF INVESTMENTS
at December 31, 1995

----------------------------------------------------------------------------------------
Common Stocks By Country                                               December 31, 1995
----------------------------------------------------------------------------------------
              Percent      Country                                             Value
----------------------------------------------------------------------------------------
              50.81%       Western Europe                                  $  11,368,902
                           (non U.K.) (d)
              25.74%       United States                                       5,759,030
              23.45%       United Kingdom                                      5,248,221
             --------                                                      -------------
             100.00%                                                       $  22,376,153
             =======                                                       =============
----------------------------------------------------------------------------------------

(d) The Z-Seven Fund does not invest in Eastern European companies.


Z-SEVEN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 1995

----------------------------------------------------------------
ASSETS
----------------------------------------------------------------
Investments in securities,
          at value (identified cost
          $15,526,633)                            $  22,376,153
Cash                                                  5,564,532
Receivables:
          Dividends and interest                         41,375
          Securities sold                               574,015
          Due from investment advisor                    14,915

Other assets                                             16,555
                                                  --------------

Total assets                                         28,587,545

----------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------
Payable for securities purchased                        109,825
Distributions payable                                 4,212,373
Other accrued expenses                                   45,823
                                                  --------------

Total liabilities                                     4,368,021
                                                  --------------

NET ASSETS                                        $  24,219,524
                                                  ==============

----------------------------------------------------------------
NET ASSETS REPRESENTED BY
----------------------------------------------------------------
Capital stock, $1.00 par value:
          7,700,000 shares authorized,
          1,634,429 shares issued                 $   1,634,429
Additional paid-in capital                           19,823,153
Treasury stock, 248,780 shares, at cost              (4,345,077)
                                                  --------------

                                                     17,112,505
Accumulated net realized gains on investments
          and currency transactions                     168,305
Net unrealized appreciation on investments
          and currency translations                   6,856,757
Undistributed net investment income                      81,957
                                                  --------------

Net assets (equivalent to $17.48 per share
          based on 1,385,649 shares of capital
          stock outstanding)                      $  24,219,524
                                                  ==============


See accompanying notes to financial statements.

Z-SEVEN FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 1995

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends, including foreign exchange gains
   of $379 and net of nonreclaimable foreign
   taxes of $78,187.                               $ 438,449
Interest                                             322,171
                                                   ----------
                                                                   $     760,620
EXPENSES:
Investment advisory base fees                        329,328
Performance penalty                                 (228,874)
Compensation and benefits                            141,328
Transfer agent fees                                    8,463
Professional fees                                     37,158
Custodian fees                                        37,010
Printing and postage                                  58,080
Office and miscellaneous expenses                     40,483
Insurance expense                                      5,073
Directors' fees and expenses                           6,229
Dues and filing fees                                   8,877
Shareholder relations and
   communications                                     35,361
Interest expense                                      37,071
Rent expense                                           8,432
                                                   ----------
Total expenses                                                           524,019
                                                                   -------------

Net investment income resulting
   from dividends and interest
   less total expenses                                                   236,601
                                                                   -------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment and
   currency transactions                                               4,210,464
Net unrealized appreciation on investments
   and currency translations during the year                           1,105,641
                                                                   -------------
Net gain on investments                                                5,316,105
                                                                   -------------

Net increase in net assets resulting from
operations                                                         $   5,552,706
                                                                   =============



Z-SEVEN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                         For the                           For the
                                                        year ended                        year ended
                                                      Dec. 31, 1995                     Dec. 31, 1994
-------------------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF YEAR                      $           25,241,133        $                 27,097,177
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From investment activities:
Net investment income (loss)                                      236,601                            (206,018)
Net realized gain on investment
   and currency transactions                                    4,210,464                             353,524
Net unrealized appreciation
   (depreciation) on investments
   and currency translations                                    1,105,641                            (694,840)
                                                   ----------------------        ----------------------------
Net increase (decrease) in net
   assets resulting from operations                             5,552,706                            (547,334)
Distributions to shareholders from
  net investment income                                        (1,205,515)                    -0-
Distributions to shareholders from
   net capital gains                                           (3,006,858)                    -0-
Decrease in net assets resulting
   from share repurchases                                      (2,361,942)                         (1,308,710)
                                                   ----------------------        ----------------------------

Decrease in net assets                                         (1,021,609)                         (1,856,044)
                                                   ----------------------        ----------------------------

Net assets, end of year                            $           24,219,524        $                 25,241,133
                                                   ======================        ============================


                See accompanying notes to financial statements.

Z-SEVEN FUND, INC.

The following represents selected data for a share outstanding throughout the year. Data has been adjusted to reflect the three-for-two stock split declared on April 22, 1986.

FINANCIAL HIGHLIGHTS
==============================================================================================================================
Year ended December 31,                            1986             1987             1988            1989            1990
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $       11.89    $       16.09    $       15.23   $       14.33    $       13.25
                                              -------------    -------------    -------------   -------------    -------------
Net realized and unrealized gains
   (losses) on investments and currency
   transactions before income taxes                    4.99            (0.04)            0.14           (0.80)           (1.11)
Net investment income (loss)
   resulting from dividends and
   interest less total expenses                       (0.35)           (0.14)            0.01            0.45             0.15
                                              -------------    -------------    -------------   -------------    -------------
Total increase (decrease) from
   investment operations                               4.64            (0.18)            0.15           (0.35)           (0.96)
Distributions to shareholders
   from net investment income                           -0-              -0-              -0-           (0.45)           (0.13)
Distributions to shareholders
   from net capital gains                               -0-              -0-              -0-             -0-              -0-
Income taxes on capital gains
   paid on behalf of shareholders                     (0.44)           (0.68)           (1.05)          (0.28)             -0-
                                              -------------    -------------    -------------   -------------    -------------
Net increase (decrease) in
   net asset value                                     4.20            (0.86)           (0.90)          (1.08)           (1.09)
                                              -------------    -------------    -------------   -------------    -------------
Net asset value, end of year                  $       16.09    $       15.23    $       14.33   $       13.25    $       12.16
                                              =============    =============    =============   =============    =============

Per share market value, end of year           $       20.13    $       15.25    $       16.63   $       13.00    $       12.75
Total investment return*                             106.58%          (20.83%)          17.04%         (20.24%)           1.92%
Ratio of expenses before performance
   bonus/penalty to average net assets                 2.65%            3.00%            3.53%           3.49%            3.61%
Ratio of total expenses to average
   net assets                                          4.42%            3.23%            2.73%           1.16%            2.63%
Ratio of net investment income (loss)
   to average net assets                              (2.30%)          (0.74%)           0.04%           3.33%            1.44%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               30.56%           23.34%            4.73%          87.29%           42.82%
Average Commission Rate
------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding,
   end of year                                    1,504,174        1,498,474        1,470,974       1,375,724        1,295,924
Net assets, end of year (in 000's)                   24,210           22,827           21,083          18,231           15,756
==============================================================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31,                        1991              1992            1993              1994               1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $    12.16         $    17.65       $    15.12       $    17.00       $         16.65
                                           ----------         ----------       ----------       ----------       ---------------
Net realized and unrealized gains
   (losses) on investments and currency
   transactions before income taxes              5.67              (2.57)            2.22            (0.14)                 3.76
Net investment income (loss)
   resulting from dividends and
   interest less total expenses                 (0.18)              0.04             0.11            (0.16)                 0.11
                                           ----------         ----------       ----------       ----------       ---------------
Total increase (decrease) from
   investment operations                         5.49              (2.53)            2.33            (0.30)                 3.87
Distributions to shareholders
   from net investment income                     -0-                -0-              -0-              -0-                 (0.87)
Distributions to shareholders
   from net capital gains                         -0-                -0-              -0-              -0-                 (2.17)
Income taxes on capital gains
   paid on behalf of shareholders                 -0-                -0-            (0.45)           (0.05)                  -0-
                                           ----------         ----------       ----------       ----------       ---------------
Net increase (decrease) in
   net asset value                               5.49              (2.53)            1.88            (0.35)                 0.83
                                           ----------         ----------       ----------       ----------       ---------------
Net asset value, end of year               $    17.65         $    15.12       $    17.00       $    16.65       $         17.48
                                           ==========         ==========       ==========       ==========       ===============

Per share market value, end of year        $    21.50         $    17.00       $    18.25       $    16.50       $         22.25
Total investment return*                        68.63%            (20.93%)          10.17%           (9.30%)               58.34%
Ratio of expenses before performance
   bonus/penalty to average net assets           3.38%              3.50%            2.86%            2.74%                 2.86%
Ratio of total expenses to average
   net assets                                    4.33%              2.35%            2.13%            2.99%                 1.99%
Ratio of net investment income (loss)
   to average net assets                        (1.09%)             0.24%            0.74%           (0.78%)                0.90%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         44.12%             17.94%           42.13%           17.45%                36.12%
Average Commission Rate                                                                                                    .0392
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding,
   end of year                              1,285,324          1,634,429        1,594,129        1,516,129             1,385,649
Net assets, end of year (in 000's)             22,687             24,714           27,097           25,241                24,220
================================================================================================================================

* Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.

** Calculations based on weighted average number of shares outstanding for the year of 1,294,188.

                 See accompanying notes to financial statements.

Z-SEVEN FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Significant Accounting Policies

Z-Seven Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

Security Valuation - Securities traded on national securities exchanges are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

Distributions to shareholders - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Dividends are shown net of foreign exchange losses which represent currency gains or losses realized between the ex and payment dates on dividends and interest.

Forward Currency Contracts - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gain on investment and currency transactions in the Statement of Operations.

NOTE 2 - Treasury Stock Transactions

From 1993 through 1995, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

          Number of
 Year      Shares             Cost
 ----      ------             ----
1995      130,480         $ 2,361,942

1994       78,000           1,308,710

1993       40,300             674,425
         --------         -----------
          248,780         $ 4,345,077

In December, 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 349,105 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. In the event that these shares are registered, the Fund may incur legal fees of approximately $30,000 to $50,000 in connection with such registration. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction.

NOTE 3 - Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term money market securities) during the year ended December 31, 1995, were:

                             Common                       Treasury
                             Stocks                         Bills
                             ------                         -----
Purchases                  $ 7,510,252                  $31,716,615
Sales                      $18,426,296                  $31,987,390

NOTE 4 - Foreign Exchange Contracts

At December 31, 1995, the Fund had contracts maturing on January 16, 1996, to sell $17 million in foreign currency ( 13 million Swiss francs, and 3 million British pounds). These contracts were marked-to-market on December 31, resulting in a net unrealized gain of $7,238. This unrealized gain is included as a component of receivables from securities sold, in the accompanying Statement of Assets and Liabilities.

NOTE 5 - Investment Advisory Fees and Performance Bonus/Penalties

Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays the expenses related to employees principally engaged as directors, officers or employees of the Advisor. The agreement provides for a base management fee equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 1995, the base management fee aggregated $329,328.

In addition to such base management fee, the Advisor will receive a bonus for extraordinary performance or pay a penalty fee for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the performance of the Advisor will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty fee can exceed the base management fee. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 9.9%. For the year ended December 31, 1995, the Advisor penalty aggregated $228,874.

The Agreement also provides that if the Fund's expenses on an annual basis (including the base management fee, but excluding any bonus or penalty payments, taxes, interest, brokerage commission and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1995, an expense reimbursement was not required.

NOTE 6 - Distributions to Shareholders

On December 8, 1995, a distribution of $3.04 per share, aggregating $4,212,373, was declared from net realized gains on investment and currency transactions ($2.17 per share) and net investment income ($.87 per share) during 1995. The distribution was paid on January 10, 1996, to shareholders of record on December 29, 1995.

Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

During the current period, the Fund adopted Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid in capital. As of December 31, 1995, the cumulative net effect of such differences, totaling $5,754,194, was reclassified from accumulated net realized gains and undistributed net investment income to additional paid in capital. Net investment income and net assets were not affected by this change.

NOTE 7 - Federal Income Taxes

For federal income tax purposes, in 1995, the Fund experienced a net capital gain of $3,182,401 and investment company taxable income of $1,290,672. The Board of Directors elected to distribute substantially all of the 1995 net capital gain, accordingly, there is no tax provision for 1995.

NOTE 8 - Related Parties

Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.

At December 31, 1995, Barry Ziskin, an officer and director of the Fund, owned 303,652 shares of the Fund's capital stock. He is also an officer and director of the Advisor.

NOTE 9 - Line of Credit

The Fund has a $2 million line of credit with its custodian bank which is secured by certain investment securities with an aggregate market value of $3,593,028 on December 31, 1995. Borrowings against the line are charged interest at a rate of prime plus 1/2%. The maximum amount outstanding against the line in 1995 was $2,000,000. The line of credit expires July 15, 1996.

The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line of credit were utilized, it would represent less than 10% of the net assets of the Fund at year end.

RESULTS OF VOTING (UNAUDITED)

Pursuant to the Proxy Statement mailed to Shareholders in conjunction with the Annual Meeting of Shareholders held on December 8, 1995, four proposals to be voted upon at the meeting were presented. Those proposals included:

Proposal 1: Modify the fundamental investment restrictions to include the purchase and sale of foreign exchange contracts.

For         Against        Abstain
---         -------        -------
909,738       9,106          9,737

Proposal 2: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.

Nominee           For                 Withheld
-------           ---                 --------
J. Kleiman        1,307,512            12,892
J. Shuster        1,306,973            13,431
B. Ziskin         1,316,764             3,640
R. Ziskin         1,316,062             4,342

Proposal 3: Approval of selection of KPMG Peat Marwick LLP as independent accountants to report on the Financial Statements of the Fund for the fiscal year ending December 31, 1995.

For               Against           Abstain
---               -------           -------
1,307,761           4,188              8,455

Proposal 4: Authorize the Proxies, in their discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

For               Against           Abstain
---               -------           -------
1,240,132            7,337            67,831

REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
Z-SEVEN FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Z-Seven Fund, Inc., including the schedule of investments as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements of Z-Seven Fund, Inc. for each of the six years in the period ended December 31, 1994, and for each of the three years in the period ended December 31, 1988, were audited by other auditors whose reports thereon dated January 30, 1995, and February 3, 1989, expressed unqualified opinions on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 1995 and the results of its operations, and its changes in net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Phoenix, Arizona
January 19, 1996

BOARD OF DIRECTORS                  OFFICERS                           CUSTODIAN
                                                                       Chemical Bank, N.A.

Barry Ziskin                        Barry Ziskin                       New York
President:                          President
Z-Seven Fund, Inc.                                                     TRANSFER AGENT
TOP Fund                            Carol F. Kahanek                   Chemical Mellon
Management, Inc.                    Secretary                          Shareholder Services, LLC
Ziskin Asset                                                           85 Challenger Road
Management, Inc.                    Laurie S. Doane                    Overpeck Centre
                                    Treasurer                          Ridgefield, NJ  07660
                                                                       1-800-526-0801

Joseph Kleiman
Deceased, January 6, 1996                                              INDEPENDENT
Management Consultant                                                  ACCOUNTANTS
Director, Diagnostic Products Corp.                                    KPMG Peat Marwick LLP
Director, Syncor Int'l Corp.                                           Phoenix, AZ

Thomas W. Lee                                                          GENERAL COUNSEL
President, San Francisco Advertiser, Inc.                              Kramer, Levin, Naftalis,
Principal, Pet Club                                                    Nessin, Kamin & Frankel

Dr. Jeffrey Shuster                                                    Kilpatrick & Cody
DDS PC                                                                 Atlanta, GA
Private Practice

                                                                       STOCK LISTING
Rochelle Ziskin                                                        NASDAQ (NMS)
Assistant Professor                                                    Symbol: ZSEV
University of Missouri, Kansas City                                    Pacific Stock Exchange
                                                                       Symbol:  ZSE

INVESTMENT MANAGER                                                     CORPORATE OFFICE
TOP Fund                                                               2651 W. Guadalupe Rd.
Management, Inc.                                                       Suite B-233
                                                                       Mesa, AZ  85202
                                                                       (602)897-6214
                                                                       Fax (602) 345-9227

SHARE REPURCHASES

         In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may purchase shares of its capital stock in the open market, from time to time, when the Fund shares are trading at a discount from the net asset value of the shares, or in order to increase the net asset value of the shares, or both.